UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23241

AllianzGI Convertible & Income 2024 Target Term Fund

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY 10019

(Address of principal executive offices) (Zip code)

Scott Whisten – 1633 Broadway, New York, New York 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3367

Date of fiscal year end: February 28

Date of reporting period: August 31, 2018

Item 1. Report to Shareholders

AllianzGI Convertible & Income 2024 Target Term Fund

AllianzGI Convertible & Income Fund

AllianzGI Convertible & Income Fund II

Semi-Annual Report

August 31, 2018

2 – 3	Letter from the President
4 – 6	Fund Insights
7 – 10	Performance & Statistics
11 – 36	Schedules of Investments
37	Statements of Assets and Liabilities
38	Statements of Operations
39 – 41	Statements of Changes in Net Assets
42	Statement of Cash Flows
43 – 47	Financial Highlights
48 – 64	Notes to Financial Statements
65 – 66	Annual Shareholder Meeting Results/Changes to Fund Officers/Proxy Voting Policies & Procedures
67 – 72	Matters Relating to the Trustees’ Consideration of the Investment Management Agreements
73 – 75	Privacy Policy

Letter from the President

Thomas J. Fuccillo

President & Chief Executive Officer

Dear Shareholder:

U.S. economic expansion accelerated during the six-month fiscal reporting period ended August 31, 2018. In contrast, economic growth overseas moderated. Against this backdrop, the overall U.S. equity market posted a solid return, whereas international equities were weak. Elsewhere, the overall U.S. bond market posted a small gain during the reporting period.

For the six month reporting period ended August 31, 2018:

∎	AllianzGI Convertible & Income 2024 Target Term Fund returned 4.52% on net asset value (“NAV”) and 4.01% on market price.

∎	AllianzGI Convertible & Income Fund returned 3.90% on NAV and 9.13% on market price.

∎	AllianzGI Convertible & Income Fund II returned 3.89% on NAV and 7.89% on market price.

During the six-month period ended August 31, 2018, the Standard & Poor’s (“S&P”) 500 Index, an unmanaged index generally representative of the U.S. stock market, rose 7.96% and the ICE BofA Merrill Lynch High Yield Master II Index, an unmanaged index generally representative of the high yield bond market, gained 2.23%. Convertible securities, which share characteristics of both stocks and bonds, generated even stronger results. The ICE BofA Merrill Lynch All Convertibles All Qualities Index, an unmanaged index generally representative of the convertible securities market, returned 8.61%.

Turning to the U.S. economy, gross domestic product (“GDP”), the value of goods and services produced in the country, which is the broadest measure of economic activity and the principal indicator of economic performance, expanded at a 2.3% annualized pace during the fourth quarter of 2017. GDP growth then moderated to 2.2% during the first quarter of 2018. Finally, the Commerce Department’s final reading — released after the reporting period had ended — showed that GDP grew at an annual pace of 4.2% for the second quarter of 2018.

After raising interest rates three times in 2017, the U.S. Federal Reserve (the “Fed”) again raised rates at its meetings in March and June 2018. The last hike pushed the federal funds rate to a range between 1.75% and 2.00%. At its meeting in June 2018, the Fed announced that it anticipated raising rates an additional two times before the end of the year. In September 2018 — after the reporting period ended — the Fed raised the federal funds rate to a range between 2.00% and 2.25%.

2	Semi-Annual Report	| August 31, 2018

Outlook

Economic growth in the U.S. accelerated during the second quarter of 2018, but the end of the economic cycle may be closer than anticipated by the consensus forecast. In our view, a pro-growth mix of economic policies has set conditions conducive to more rapid increases in consumer spending, business investment and labor compensation. Consumer spending is brisk and measures of business optimism seem to break records every month.

Looking ahead to the last few months of the year,

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however, these outcomes cannot be assured. Households and businesses may well rethink their spending plans over the months ahead as they evaluate the meaning of tax changes, government spending, economic policy adjustments and new risks to their well-being. If capital expenditures by businesses go to unproductive investment, productivity fails to accelerate and inflation-adjusted workers’ compensation does not increase, real economic growth could languish.

While Fed monetary policymakers will continue to base their interest-rate decisions on the flow of inflation, wage and labor market data, how the Fed implements monetary policy over the next several years may be at least as important as the timing and magnitude of its policy decisions.

Meanwhile, the interconnectedness of the U.S. economy to other countries remains intricate and deep. Even as trade relations deteriorate, we believe the forces of globalization and technological revolution promise to defeat the forces of nationalism, populism and withdrawal from multilateral arrangements. Even if U.S.-China and U.S.-European Union trade relations play out acrimoniously over the years ahead, for example, a complicated and extensive flow of goods, services, resources and intellectual property between the nations will continue based, for the time being, on a co-dependency built up over the last three decades.

For specific information on the Funds and their performance, please refer to the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Funds’ shareholder servicing agent at (800) 254-5197. In addition, a wide range of information and resources are available on our website, us.allianzgi.com/closedendfunds.

On behalf of Allianz Global Investors U.S. LLC, the Funds’ investment manager, thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Thomas J. Fuccillo
President & Chief Executive Officer

August 31, 2018 |	Semi-Annual Report	3

Fund Insights

AllianzGI Convertible & Income 2024 Target Term Fund / AllianzGI Convertible & Income Fund /AllianzGI Convertible & Income Fund II

August 31, 2018 (unaudited)

AllianzGI Convertible & Income 2024 Target Term Fund

For the period of March 1, 2018 through August 31, 2018, as provided by Douglas G. Forsyth, CFA, Managing Director, Portfolio Manager.

For the six-month period ended August 31, 2018, the AllianzGI Convertible & Income 2024 Target Term Fund (the “Fund”) returned 4.52% on net asset value (“NAV”) and 4.01% on market price.

Market Environment

A number of factors influenced the convertible, high yield, and senior secured loan markets during the reporting period, including improving corporate fundamentals, healthy U.S. economic trends, rising interest rates, U.S. Federal Reserve (“Fed”) actions and commentary, and the impact of growing geopolitical concerns on international markets.

Corporate fundamentals continued to improve with most issuers reporting better-than-expected financial results and positive outlooks, citing increasing demand, a more favorable regulatory environment and recent tax-reform benefits. In fact, first and second quarter earnings growth for U.S. companies were the strongest recorded in years.

U.S. economic reports revealed a strengthening labor market, higher consumer confidence and small business optimism, plus healthy retail sales growth. Yet, inflation readings rose and home sales slowed.

Against this favorable economic and corporate backdrop, the Fed raised its key interest rate 25 basis points twice during the reporting period,

to a range of 1.75% to 2.00%. Additionally, the U.S. central bank continued to reduce its balance sheet and signaled two more hikes before year-end.

While the U.S. economy remained healthy, the global environment was mixed. Rising global trade tensions, a surging U.S. dollar, Brexit and Italian debt concerns, emerging market stress, and continued conflicts in the Middle East weighed on global markets during the reporting period. While these issues impacted investor sentiment, the U.S. markets remained resilient and reflected a relative safe-haven for investors.

Portfolio Specifics

The convertible bond, high-yield bond, and senior secured loan asset classes all finished the reporting period higher. In addition to providing a strong total return, the Fund also provided a high level of income over the reporting period.

In the convertible bond sleeve, sectors that helped relative performance were financials, consumer discretionary, and media. On the other hand, technology, energy, and transportation sectors pressured relative performance.

In the high-yield bond sleeve, industry exposure that helped relative performance included automotive, banking, and retail. Conversely, the financial services, metals/mining ex-steel, and building materials industries hindered relative performance.

In the senior secured loan sleeve, the top-contributing industries included technology & electronics, retail, and gaming. The top-detracting industries included healthcare, building materials, and energy.

4	Semi-Annual Report	| August 31, 2018

Outlook

In our view, the U.S. economy remains healthy. We believe growth is supported by elevated consumer and business confidence, low unemployment, favorable lending conditions, government spending growth and tax cuts. In addition, corporate profits are estimated to grow significantly in 2018.

We also believe the Tax Cuts and Jobs Act implemented in December 2017 should provide upside benefits to earnings estimates with tax obligations of U.S. corporations likely moving notably lower. Based on bottom-up estimates, the current earnings trajectory could result in double-digit year-over-year earnings growth for the S&P 500 Index in 2018. Potential risks to the economy include geopolitical issues, including rising global trade tensions, higher energy prices, a stronger U.S. dollar, monetary policy surprises by the Fed or higher than expected inflation.

The Fed is expected to take a gradual approach toward monetary policy adjustments. Interest-rate hikes and balance-sheet reduction efforts signal confidence in the U.S. economy’s ability to grow. The purpose of these adjustments would be to achieve a normalized environment after an extended period of extreme accommodation. Until the Fed either moves aggressively or is well into the tightening cycle, monetary policy should not be expected to drive an extended sell-off of risk-assets. Overseas, monetary policies continue to be constructive. Over the past 30 years, the U.S. has not fallen into a recession without being preceded by an inverted yield curve. The difference between the three-month Treasury bill and the 10-year Treasury note has narrowed, but the curve remains positive sloping and, in our view, accommodative for growth.

AllianzGI Convertible & Income Fund / AllianzGI Convertible & Income Fund II

For the period of March 1, 2018 through August 31, 2018, as provided by Douglas G. Forsyth, CFA, Managing Director, Portfolio Manager.

For the six-month period ended August 31, 2018, the AllianzGI Convertible & Income Fund returned 3.90% on net asset value (“NAV”) and 9.13% on market price.

For the six-month period ended August 31, 2018, the AllianzGI Convertible & Income Fund II returned 3.89% on net asset value (“NAV”) and 7.89% on market price.

Market Environment

A number of factors influenced the convertible and high yield bond markets during the reporting period, including improving corporate fundamentals, healthy U.S. economic trends, rising interest rates, U.S. Federal Reserve (“Fed”) actions and commentary, and the impact of growing geopolitical concerns on international markets.

Corporate fundamentals continued to improve with most issuers reporting better-than-expected financial results and positive outlooks, citing increasing demand, a more favorable regulatory environment and recent tax-reform benefits. In fact, first-quarter and second-quarter earnings growth for U.S. companies were the strongest recorded in years.

U.S. economic reports revealed a strengthening labor market, higher consumer confidence and small business optimism, plus healthy retail sales growth. Yet, inflation readings rose and home sales slowed.

Against this favorable economic and corporate backdrop, the Fed raised its key interest rate 25 basis points twice during the reporting period to a range of 1.75% to 2.00%. Additionally, the U.S. central bank continued to reduce its balance sheet and signaled two more hikes before year-end.

While the U.S. economy remained healthy, the global environment was mixed. Rising global trade tensions, a surging U.S. dollar, Brexit and Italian debt concerns, emerging market stress, and continued conflicts in the Middle East weighed on global markets during the reporting period. While these issues impacted investor sentiment, the U.S. markets remained resilient and reflected a relative safe-haven for investors.

August 31, 2018	| Semi-Annual Report	5

Portfolio Specifics

The convertible bond and high-yield bond asset classes finished the reporting period higher. In addition to providing a strong total return, the Fund also provided a high level of income over the reporting period.

In the convertible bond sleeve, sectors that helped relative performance were financials and media. On the other hand, consumer discretionary, healthcare, and energy sectors hindered relative performance.

In the high-yield bond sleeve, industry exposure that helped relative performance included automotive, theatres & entertainment, and banking. Conversely, the financial services, support-services, and printing & publishing industries hindered relative performance.

Outlook

In our view, the U.S. economy remains healthy. We believe growth is supported by elevated consumer and business confidence, low unemployment, favorable lending conditions, government spending growth and tax cuts. In addition, corporate profits are estimated to grow significantly in 2018.

We also believe the Tax Cuts and Jobs Act implemented in December 2017 should provide upside benefits to earnings estimates with tax obligations of U.S. corporations likely moving notably lower. Based on bottom-up estimates, the current earnings trajectory could result in double-digit year-over-year earnings growth for the S&P 500 Index in 2018. Potential risks to the economy include geopolitical issues, including rising global trade tensions, higher energy prices, a stronger U.S. dollar, monetary policy surprises by the Federal Reserve or higher than expected inflation.

The Fed is expected to take a gradual approach toward monetary policy adjustments. Interest-rate hikes and balance-sheet reduction efforts signal confidence in the U.S. economy’s ability to grow. The purpose of these adjustments would be to achieve a normalized environment after an extended period of extreme accommodation. Until the Fed either moves aggressively or is well into the tightening cycle, monetary policy should not be expected to drive an extended sell-off of risk-assets. Overseas, monetary policies continue to be constructive. Over the past 30 years, the U.S. has not fallen into a recession without being preceded by an inverted yield curve. The difference between the three-month Treasury bill and the 10-year Treasury note has narrowed, but the curve remains positive sloping and, in our view, accommodative for growth.

6	Semi-Annual Report	| August 31, 2018

Performance & Statistics

AllianzGI Convertible & Income 2024 Target Term Fund

August 31, 2018 (unaudited)

Total Return(1):	Market Price	NAV
Six Month	4.01%	4.52%
1 Year	-0.23%	7.18%
Commencement of Operations (6/30/17) to 8/31/18	-0.65%	6.38%

Market Price/NAV Performance:

Commencement of Operations (6/30/17) to 8/31/18

Market Price/NAV:
Market Price	$9.31
NAV(2)	$9.95
Discount to NAV	-6.43%
Market Price Yield(3)	5.93%
Leverage(4)	27.73%

S&P Global Ratings*

(as a % of total investments)

See “Notes to Performance & Statistics” on page 10.

August 31, 2018	| Semi-Annual Report	7

Performance & Statistics

AllianzGI Convertible & Income Fund

August 31, 2018 (unaudited)

Total Return(1):	Market Price	NAV
Six Month	9.13%	3.90%
1 Year	14.32%	9.05%
5 Year	7.20%	5.50%
10 Year	8.38%	7.81%
Commencement of Operations (3/31/03) to 8/31/18	8.07%	7.78%

Market Price/NAV Performance:

Commencement of Operations (3/31/03) to 8/31/18

Market Price/NAV:
Market Price	$7.13
NAV(2)	$6.39
Premium to NAV	11.58%
Market Price Yield(3)	7.66%
Leverage(5)	37.98%

S&P Global Ratings*

(as a % of total investments)

See “Notes to Performance & Statistics” on page 10.

8	Semi-Annual Report	| August 31, 2018

Performance & Statistics

AllianzGI Convertible & Income Fund II

August 31, 2018 (unaudited)

Total Return(1):	Market Price	NAV
Six Month	7.89%	3.89%
1 Year	11.71%	9.01%
5 Year	5.80%	5.52%
10 Year	7.86%	7.22%
Commencement of Operations (7/31/03) to 8/31/18	6.83%	6.80%

Market Price/NAV Performance:

Commencement of Operations (7/31/03) to 8/31/18

Market Price/NAV:
Market Price	$6.20
NAV(2)	$5.74
Premium to NAV	8.01%
Market Price Yield(3)	7.83%
Leverage(5)	38.22%

S&P Global Ratings*

(as a % of total investments)

See “Notes to Performance & Statistics” on page 10.

August 31, 2018	| Semi-Annual Report	9

Performance and Statistics

AllianzGI Convertible & Income Funds

August 31, 2018 (unaudited)

Notes to Performance & Statistics:

* Credit ratings apply to the underlying holdings of the Funds and not the Funds themselves and are divided into categories ranging from highest to lowest credit quality, determined for purposes of presentations in this report by using ratings provided by S&P Global Ratings (“S&P”). Presentations of credit ratings information in this report use ratings provided by S&P for this purpose, among other reasons, because of the access to background information and other materials provided by S&P, as well as the Funds’ considerations of industry practice. Bonds not rated by S&P, or bonds that do not have a rating available from S&P, or bonds that had a rating withdrawn by S&P are designated as “NR” or “NA”, respectively. Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change periodically, even as frequently as daily. Ratings assigned by S&P or another rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings, and an issuer’s current financial condition may be better or worse than a rating indicates. In formulating investment decisions for the Funds, Allianz Global Investors U.S. LLC develops its own analysis of the credit quality and risks associated with individual debt instruments, rather than relying exclusively on rating agencies or third-party research.

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all dividends and distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Total return for a period of more than one year represents the average annual total return. Total return for a period of less than one year is not annualized.

Performance at market price will differ from results at NAV. Although market price returns tend to reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Funds, market conditions, supply and demand for each Fund’s shares, or changes in each Fund’s dividends.

An investment in each Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) The NAV disclosed in the Funds’ financial statements may differ from this NAV due to accounting principles generally accepted in the United States of America.

(3) Market Price Yield is determined by dividing the annualized current monthly dividend per common share (comprised of net investment income) by the market price per common share at August 31, 2018.

(4) Represents amounts drawn under the liquidity facility (“Leverage”) outstanding, as a percentage of total managed assets. Total managed assets refer to total assets (including assets attributable to Leverage) minus liabilities (other than liabilities representing Leverage).

(5) Represents Preferred Shares and amounts drawn under the liquidity facility (“Leverage”) outstanding, as a percentage of total managed assets. Total managed assets refer to total assets (including assets attributable to Leverage) minus liabilities (other than liabilities representing Leverage).

10	Semi-Annual Report	| August 31, 2018

Schedule of Investments

AllianzGI Convertible & Income 2024 Target Term Fund

August 31, 2018 (unaudited)

Principal Amount (000s)		Value
Convertible Bonds & Notes – 58.3%
	Auto Manufacturers – 0.6%
$1,000	Navistar International Corp., 4.75%, 4/15/19	$1,042,189
	Biotechnology – 3.3%
2,000	Acorda Therapeutics, Inc., 1.75%, 6/15/21	1,955,000
1,500	Innoviva, Inc., 2.125%, 1/15/23	1,484,377
1,000	Intercept Pharmaceuticals, Inc., 3.25%, 7/1/23	967,399
1,500	PTC Therapeutics, Inc., 3.00%, 8/15/22	1,617,267
		6,024,043
	Building Materials – 0.8%
1,500	Patrick Industries, Inc., 1.00%, 2/1/23 (a)(c)	1,471,616
	Commercial Services – 1.2%
2,500	Macquarie Infrastructure Corp., 2.00%, 10/1/23 (f)	2,243,940
	Computers – 0.8%
1,500	Western Digital Corp., 1.50%, 2/1/24 (a)(c)(f)	1,443,803
	Distribution/Wholesale – 1.1%
2,000	Titan Machinery, Inc., 3.75%, 5/1/19	1,987,644
	Diversified Financial Services – 4.1%
2,000	Encore Capital Europe Finance Ltd., 4.50%, 9/1/23	2,156,240
2,550	Encore Capital Group, Inc., 2.875%, 3/15/21 (e)	2,437,519
3,000	PRA Group, Inc., 3.00%, 8/1/20	2,910,564
		7,504,323
	Electrical Equipment – 1.4%
3,215	SunPower Corp., 4.00%, 1/15/23 (f)	2,618,814
	Electronics – 1.6%
3,000	OSI Systems, Inc., 1.25%, 9/1/22	2,938,845
	Energy-Alternate Sources – 3.2%
500	NextEra Energy Partners L.P., 1.50%, 9/15/20 (a)(c)	512,305
3,000	Pattern Energy Group, Inc., 4.00%, 7/15/20	2,991,000
2,500	Tesla Energy Operations, Inc., 1.625%, 11/1/19 (f)	2,289,735
		5,793,040
	Engineering & Construction – 1.8%
1,000	Dycom Industries, Inc., 0.75%, 9/15/21 (f)	1,110,956
2,000	Tutor Perini Corp., 2.875%, 6/15/21 (f)	2,074,694
		3,185,650
	Entertainment – 0.9%
1,500	Live Nation Entertainment, Inc., 2.50%, 3/15/23 (a)(c)	1,557,179
	Equity Real Estate Investment Trusts (REITs) – 5.6%
3,000	PennyMac Corp., 5.375%, 5/1/20	3,003,765
2,850	Starwood Property Trust, Inc., 4.375%, 4/1/23 (f)	2,848,390
2,750	Two Harbors Investment Corp., 6.25%, 1/15/22	2,853,625
1,500	Western Asset Mortgage Capital Corp., 6.75%, 10/1/22	1,553,853
		10,259,633
	Healthcare-Products – 1.4%
2,500	Nevro Corp., 1.75%, 6/1/21	2,564,460
	Insurance – 1.6%
3,000	HCI Group, Inc., 4.25%, 3/1/37 (a)	2,878,605

See accompanying Notes to Financial Statements	| August 31, 2018 |	Semi-Annual Report	11

Schedule of Investments

AllianzGI Convertible & Income 2024 Target Term Fund

August 31, 2018 (unaudited) (continued)

Principal Amount (000s)		Value
	Internet – 2.7%
$3,000	FireEye, Inc., 1.625%, 6/1/35, Ser. B	$2,749,533
1,500	Twitter, Inc., 1.00%, 9/15/21 (f)	1,410,256
750	Zillow Group, Inc., 1.50%, 7/1/23	708,363
		4,868,152
	Investment Companies – 4.9%
2,900	Goldman Sachs BDC, Inc., 4.50%, 4/1/22	2,944,576
3,000	Prospect Capital Corp., 4.95%, 7/15/22 (f)	2,921,382
3,000	TPG Specialty Lending, Inc., 4.50%, 8/1/22	3,021,876
		8,887,834
	Media – 1.5%
3,000	DISH Network Corp., 2.375%, 3/15/24 (f)	2,644,509
	Oil, Gas & Consumable Fuels – 7.1%
2,000	Ensco Jersey Finance Ltd., 3.00%, 1/31/24 (f)	1,837,500
3,000	Green Plains, Inc., 4.125%, 9/1/22 (e)	2,907,816
3,000	Helix Energy Solutions Group, Inc., 4.25%, 5/1/22	3,221,226
3,425	Nabors Industries, Inc., 0.75%, 1/15/24 (f)	2,711,357
2,150	PDC Energy, Inc., 1.125%, 9/15/21	2,130,220
		12,808,119
	Pharmaceuticals – 4.2%
2,000	Dermira, Inc., 3.00%, 5/15/22 (e)	1,651,500
3,250	Horizon Pharma Investment Ltd., 2.50%, 3/15/22	3,349,531
1,000	Jazz Investments I Ltd., 1.50%, 8/15/24 (f)	1,034,706
1,500	Pacira Pharmaceuticals, Inc., 2.375%, 4/1/22 (f)	1,577,304
		7,613,041
	Semiconductors – 2.6%
2,000	Inphi Corp., 0.75%, 9/1/21	1,962,092
1,750	Synaptics, Inc., 0.50%, 6/15/22 (f)	1,723,633
1,300	Veeco Instruments, Inc., 2.70%, 1/15/23	1,115,241
		4,800,966
	Software – 2.3%
3,000	Avaya Holdings Corp., 2.25%, 6/15/23 (a)(c)	3,161,811
1,000	Envestnet, Inc., 1.75%, 6/1/23 (a)(c)(f)	1,107,275
		4,269,086
	Telecommunications – 0.4%
750	GDS Holdings Ltd., 2.00%, 6/1/25 (a)(c)	733,303
	Transportation – 3.2%
2,000	Air Transport Services Group, Inc., 1.125%, 10/15/24 (a)(c)(f)	1,872,774
3,000	Echo Global Logistics, Inc., 2.50%, 5/1/20 (f)	3,260,625
750	Teekay Corp., 5.00%, 1/15/23 (a)(c)	681,603
		5,815,002
Total Convertible Bonds & Notes (cost-$104,265,090)		105,953,796
Corporate Bonds & Notes – 52.9%
	Aerospace & Defense – 2.0%
1,500	KLX, Inc., 5.875%, 12/1/22 (a)(c)(e)(f)	1,556,250
2,000	TransDigm, Inc., 6.50%, 7/15/24 (f)	2,037,500
		3,593,750

12	Semi-Annual Report	| August 31, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

AllianzGI Convertible & Income 2024 Target Term Fund

August 31, 2018 (unaudited) (continued)

Principal Amount (000s)		Value
	Auto Components – 0.7%
$1,227	American Axle & Manufacturing, Inc., 6.625%, 10/15/22	$1,259,209
	Building Materials – 0.8%
1,500	Builders FirstSource, Inc., 5.625%, 9/1/24 (a)(c)	1,462,500
	Chemicals – 1.7%
1,500	Chemours Co., 6.625%, 5/15/23 (f)	1,573,125
1,500	Platform Specialty Products Corp., 6.50%, 2/1/22 (a)(c)	1,539,375
		3,112,500
	Computers – 0.9%
1,500	Dell International LLC, 7.125%, 6/15/24 (a)(c)(f)	1,603,878
	Distribution/Wholesale – 0.8%
1,500	Univar USA, Inc., 6.75%, 7/15/23 (a)(c)	1,548,750
	Diversified Financial Services – 3.3%
2,000	Community Choice Financial, Inc., 10.75%, 5/1/19	1,650,000
2,000	Navient Corp., 7.25%, 9/25/23	2,120,000
2,000	Springleaf Finance Corp., 8.25%, 10/1/23 (f)	2,215,000
		5,985,000
	Electric Utilities – 0.9%
1,500	NRG Energy, Inc., 6.25%, 5/1/24 (f)	1,560,000
	Engineering & Construction – 0.9%
1,500	AECOM, 5.875%, 10/15/24 (f)	1,608,585
	Entertainment – 0.8%
1,500	Cedar Fair L.P., 5.375%, 6/1/24	1,509,375
	Healthcare-Services – 5.4%
1,500	Community Health Systems, Inc., 6.25%, 3/31/23 (f)	1,432,500
1,500	DaVita, Inc., 5.125%, 7/15/24	1,453,680
1,500	Encompass Health Corp., 5.75%, 11/1/24 (f)	1,524,375
1,500	Envision Healthcare Corp., 6.25%, 12/1/24 (a)(c)(e)	1,608,750
1,500	HCA, Inc., 7.50%, 2/15/22	1,650,000
2,000	Tenet Healthcare Corp., 8.125%, 4/1/22 (f)	2,120,000
		9,789,305
	Home Builders – 0.9%
1,500	Lennar Corp., 5.875%, 11/15/24 (f)	1,563,900
	Internet – 0.9%
1,500	Netflix, Inc., 5.875%, 2/15/25 (f)	1,552,500
	Iron/Steel – 0.9%
1,500	AK Steel Corp., 7.50%, 7/15/23	1,575,000
	Lodging – 0.8%
1,500	Wynn Las Vegas LLC, 5.50%, 3/1/25 (a)(c)(f)	1,487,850
	Machinery-Construction & Mining – 1.1%
2,000	Terex Corp., 5.625%, 2/1/25 (a)(c)	1,987,500
	Media – 4.4%
1,500	CCO Holdings LLC, 5.75%, 1/15/24 (f)	1,529,745
1,500	Clear Channel Worldwide Holdings, Inc., 6.50%, 11/15/22, Ser. B (f)	1,541,250
1,500	CSC Holdings LLC, 6.75%, 11/15/21 (f)	1,593,750
2,000	DISH DBS Corp., 5.875%, 7/15/22 (f)	1,927,500
1,500	Nexstar Broadcasting, Inc., 5.625%, 8/1/24 (a)(c)	1,477,800
		8,070,045

See accompanying Notes to Financial Statements	| August 31, 2018 |	Semi-Annual Report	13

Schedule of Investments

AllianzGI Convertible & Income 2024 Target Term Fund

August 31, 2018 (unaudited) (continued)

Principal Amount (000s)		Value
	Mining – 4.0%
$1,500	Alcoa Nederland Holding BV, 6.75%, 9/30/24 (a)(c)(f)	$1,597,500
2,000	Constellium NV, 6.625%, 3/1/25 (a)(c)(f)	2,040,000
2,000	Hudbay Minerals, Inc., 7.625%, 1/15/25 (a)(c)(f)	2,042,500
1,500	Joseph T. Ryerson & Son, Inc., 11.00%, 5/15/22 (a)(c)	1,657,500
		7,337,500
	Miscellaneous Manufacturing – 1.1%
2,000	Koppers, Inc., 6.00%, 2/15/25 (a)(c)(f)	2,015,000
	Oil, Gas & Consumable Fuels – 5.1%
2,000	Callon Petroleum Co., 6.125%, 10/1/24 (f)	2,055,000
1,500	Calumet Specialty Products Partners L.P., 6.50%, 4/15/21	1,485,000
1,500	Carrizo Oil & Gas, Inc., 6.25%, 4/15/23 (f)	1,541,250
1,500	Continental Resources, Inc., 5.00%, 9/15/22 (f)	1,526,646
825	CVR Refining LLC, 6.50%, 11/1/22	845,625
280	Noble Holding International Ltd., 7.75%, 1/15/24 (f)	275,100
1,500	Oasis Petroleum, Inc., 6.875%, 3/15/22 (f)	1,530,000
		9,258,621
	Pharmaceuticals – 2.0%
1,500	Bausch Health Cos, Inc., 7.50%, 7/15/21 (a)(c)(f)	1,526,632
2,000	Horizon Pharma, Inc., 6.625%, 5/1/23 (f)	2,045,000
		3,571,632
	Real Estate – 2.1%
2,000	Kennedy-Wilson, Inc., 5.875%, 4/1/24	1,992,500
1,950	Uniti Group L.P., 8.25%, 10/15/23 (f)	1,847,020
		3,839,520
	Retail – 1.2%
2,000	Conn’s, Inc., 7.25%, 7/15/22 (f)	2,019,600
85	Men’s Wearhouse, Inc., 7.00%, 7/1/22 (f)	87,763
		2,107,363
	Semiconductors – 0.9%
1,515	Advanced Micro Devices, Inc., 7.00%, 7/1/24 (e)	1,613,475
	Software – 2.2%
1,500	Camelot Finance S.A., 7.875%, 10/15/24 (a)(c)	1,498,125
1,500	First Data Corp., 7.00%, 12/1/23 (a)(c)(f)	1,564,500
1,000	Rackspace Hosting, Inc., 8.625%, 11/15/24 (a)(c)(f)	986,875
		4,049,500
	Telecommunications – 6.5%
2,000	CenturyLink, Inc., 7.50%, 4/1/24, Ser. Y (f)	2,145,000
1,500	Cincinnati Bell, Inc., 7.00%, 7/15/24 (a)(c)(f)	1,327,500
2,000	Consolidated Communications, Inc., 6.50%, 10/1/22 (f)	1,897,500
2,000	GTT Communications, Inc., 7.875%, 12/31/24 (a)(c)(f)	1,900,000
1,500	Hughes Satellite Systems Corp., 7.625%, 6/15/21 (f)	1,620,000
2,000	Sprint Corp., 7.125%, 6/15/24 (f)	2,080,000
1,620	Windstream Services LLC, 6.375%, 8/1/23 (a)(c)(f)	877,489
		11,847,489
	Transportation – 0.6%
1,125	XPO Logistics, Inc., 6.50%, 6/15/22 (a)(c)(f)	1,166,310
Total Corporate Bonds & Notes (cost-$98,739,357)		96,076,057

14	Semi-Annual Report	| August 31, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

AllianzGI Convertible & Income 2024 Target Term Fund

August 31, 2018 (unaudited) (continued)

Principal Amount (000s)		Value
Senior Loans (a)(b) – 24.4%
	Aerospace & Defense – 0.5%
$867	Engility Corporation, 1 mo. LIBOR + 2.750%, 4.826%, 8/12/23, Term Loan B2	$870,521
	Automobiles – 0.5%
	Winnebago Industries, Inc., 11/8/23, 2017 Term Loan B
317	1 mo. LIBOR + 3.500%, 5.583%	318,486
599	3 mo. LIBOR + 3.500%, 5.821%	601,584
		920,070
	Chemicals – 1.2%
321	Kraton Polymers, LLC, 1 mo. LIBOR + 2.500%, 4.576%, 3/5/25, 2018 USD Term Loan	322,976
872	Omnova Solutions Inc., 1 mo. LIBOR + 3.250%, 5.326%, 8/28/23, 2016 Term Loan B2	877,708
1,000	PQ Corporation, 3 mo. LIBOR + 2.500%, 2/8/25, 2018 Term Loan B (d)	1,002,235
		2,202,919
	Commercial Services & Supplies – 0.5%
974	Advanced Disposal Services, Inc., 1 Week LIBOR + 2.250%, 4.207%, 11/10/23, Term Loan B3	977,613
	Communications Equipment – 0.6%
1,000	Plantronics, Inc., 1 mo. LIBOR + 2.500%, 4.576%, 7/2/25, 2018 Term Loan B	999,165
	Diversified Consumer Services – 0.6%
776	Laureate Education, Inc., 1 mo. LIBOR + 3.500%, 5.576%, 4/26/24, 2017 Term Loan B	778,656
396	ServiceMaster Company, 1 mo. LIBOR + 2.500%, 4.576%, 11/8/23, 2016 Term Loan B	396,846
		1,175,502
	Electrical Equipment – 0.6%
1,000	Gates Global LLC, 3 mo. LIBOR + 2.750%, 4/1/24, 2017 Term Loan B (d)	1,006,015
	Electronics – 0.5%
950	Kemet Electronic Corporation, 1 mo. LIBOR + 6.000%, 8.076%, 4/26/24, Term Loan B	969,000
	Entertainment – 0.6%
1,000	Stars Group Holdings B.V., 3 mo. LIBOR + 3.500%, 5.831%, 7/10/25, 2018 USD Incremental Term Loan	1,009,130
	Food & Staples Retailing – 0.5%
990	US Foods, Inc., 1 mo. LIBOR + 2.000%, 4.076%, 6/27/23, 2016 Term Loan B	989,850
	Healthcare Providers & Services – 0.5%
	Select Medical Corporation, 3/1/21, 2017 Term Loan B
989	1 mo. LIBOR + 2.750%, 4.82%	996,435
1	3 mo. PRIME + 1.750%, 6.75%	549
		996,984
	Healthcare-Products – 1.0%
748	Greatbatch Ltd., 1 mo. LIBOR + 3.250%, 5.07%, 10/27/22, 2017 1st Lien Term Loan B	753,638
1,000	Ortho-Clinical Diagnostics SA, 1 mo. LIBOR + 3.250%, 5.316%, 6/30/25, 2018 Term Loan B	1,001,160
		1,754,798
	Hotels, Restaurants & Leisure – 3.8%
992	1011778 B.C. Unlimited Liability Company, 1 mo. LIBOR + 2.250%, 4.326%, 2/16/24, Term Loan B3	993,226
1,000	AP Gaming I, LLC, 3 mo. LIBOR + 4.250%, 2/15/24, 2018 1st Lien Term Loan (d)	1,010,625
917	Boyd Gaming Corporation, 1 Week LIBOR + 2.250%, 4.207%, 9/15/23, Term Loan B3	923,225

See accompanying Notes to Financial Statements	| August 31, 2018 |	Semiannual Report	15

Schedule of Investments

AllianzGI Convertible & Income 2024 Target Term Fund

August 31, 2018 (unaudited) (continued)

Principal Amount (000s)		Value
	Hotels, Restaurants & Leisure (continued)
$995	Golden Entertainment, Inc., 1 mo. LIBOR + 3.000%, 5.08%, 10/20/24, 2017 1st Lien Term Loan	$997,074
990	Playa Resorts Holding B.V., 1 mo. LIBOR + 2.750%, 4.83%, 4/5/24, 2017 Term Loan B	983,572
995	Scientific Games International, Inc., 1 mo. LIBOR + 2.750%, 4.826%, 8/14/24, 2018 Term Loan B5	993,494
1,000	Travelport Finance (Luxembourg) S.a.r.l., 3 mo. LIBOR + 2.500%, 3/17/25, 2018 Term Loan B (d)	1,000,340
		6,901,556
	Internet – 1.1%
990	Everi Payments, Inc., 1 mo. LIBOR + 3.000%, 5.076%, 5/9/24, Term Loan B	995,673
1,000	Go Daddy Operating Company, LLC, 1 mo. LIBOR + 2.250%, 4.326%, 2/15/24, 2017 Repriced Term Loan	1,003,875
		1,999,548
	Internet Software & Services – 1.6%
747	Blucora, Inc., 3 mo. LIBOR + 3.000%, 5.334%, 5/22/24, 2017 Term Loan B	752,227
	EIG Investors Corp., 2/9/23, 2018 1st Lien Term Loan
6	1 mo. LIBOR + 3.750%, 5.815%	6,076
1,183	3 mo. LIBOR + 3.750%, 6.061%	1,190,010
1,000	Match Group Inc., 1 mo. LIBOR + 2.500%, 4.577%, 11/16/22, 2017 Term Loan B	1,007,500
		2,955,813
	IT Services – 1.1%
923	First Data Corporation, 1 mo. LIBOR + 2.000%, 4.066%, 4/26/24, 2024 USD Term Loan	922,640
990	Xerox Business Services LLC, 1 mo. LIBOR + 2.500%, 4.576%, 12/7/23, USD Term Loan B	993,870
		1,916,510
	Leisure Time – 0.6%
1,000	Sabre GLBL, Inc., 3 mo. LIBOR + 2.000%, 2/22/24, 2018 Term Loan B (d)	1,002,425
	Machinery – 1.1%
915	Gardner Denver, Inc., 1 mo. LIBOR + 2.750%, 4.826%, 7/30/24, 2017 USD Term Loan B	918,753
995	Harsco Corporation, 1 mo. LIBOR + 2.250%, 4.375%, 12/6/24, 2017 Term Loan B1	1,001,212
		1,919,965
	Media – 1.1%
932	Gray Television, Inc., 1 mo. LIBOR + 2.250%, 4.331%, 2/7/24, 2017 Term Loan B	934,424
998	Lions Gate Capital Holdings LLC, 1 mo. LIBOR + 2.250%, 4.315%, 3/24/25, 2018 Term Loan B	998,124
		1,932,548
	Pharmaceuticals – 1.5%
1,000	Endo International PLC, 3 mo. LIBOR + 4.250%, 6.375%, 4/27/24, 2017 Term Loan B	1,007,500
1,000	Herbalife Nutrition Ltd., 3 mo. LIBOR + 3.250%, 8/16/25, 2018 Term Loan B (d)	1,005,000
920	Lannett Company, Inc., 1 mo. LIBOR + 5.375%, 7.451%, 11/25/22, Term Loan B	778,968
		2,791,468
	Road & Rail – 0.5%
924	YRC Worldwide, Inc., 1 mo. LIBOR + 8.500%, 10.576%, 7/24/22, 2017 Term Loan	939,822

16	Semi-Annual Report	| August 31, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

AllianzGI Convertible & Income 2024 Target Term Fund

August 31, 2018 (unaudited) (continued)

Principal Amount (000s)		Value
	Semiconductors & Semiconductor Equipment – 0.5%
$969	Cypress Semiconductor Corporation, 3 mo. LIBOR + 2.250%, 4.32%, 7/5/21, 2016 Term Loan B	$973,176
	Specialty Retail – 2.7%
997	At Home Holding III Inc., 3 mo. LIBOR + 4.000%, 5.842%, 6/3/22, Term Loan	1,001,786
861	Burlington Coat Factory Warehouse Corporation, 1 mo. LIBOR + 2.500%, 4.57%, 11/17/24, 2017 Term Loan B5	866,634
995	Men’s Wearhouse, Inc., 1 mo. LIBOR + 3.500%, 5.582%, 4/9/25, 2018 Term Loan B	1,003,084
993	National Vision, Inc., 1 mo. LIBOR + 2.75%, 4.826%, 11/20/24, 2017 Repriced Term Loan	997,150
1,000	Party City Holdings Inc., 3 mo. LIBOR + 2.750%, 8/19/22, 2018 Term Loan B (d)	1,005,355
		4,874,009
	Telecommunications – 0.6%
1,000	SBA Senior Finance II LLC, 1 mo. LIBOR + 2.000%, 4.08%, 4/11/25, 2018 Term Loan B	998,125
	Textiles, Apparel & Luxury Goods – 0.6%
	G-III Apparel Group, Ltd., 1 mo. LIBOR + 5.250%, 12/1/22, Term Loan B
282	7.314%	286,022
847	7.375%	858,067
		1,144,089
Total Senior Loans (cost-$44,354,369)		44,220,621
	Repurchase Agreements – 3.6%
6,568	State Street Bank and Trust Co., dated 8/31/18, 0.35%, due 9/4/18, proceeds $6,568,255; collateralized by U.S. Treasury Notes, 3.625%, due 2/15/44, valued at $6,699,981 including accrued interest (cost-$6,568,000)	6,568,000
Total Investments (cost-$253,926,816) – 139.2%		252,818,474
Liabilities in excess of other assets – (39.2)%		(71,163,553)
Net Assets – 100.0%		$181,654,921

Notes to Schedule of Investments:

(a)	Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $94,113,479, representing 51.8% of net assets.

(b)	These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on August 31, 2018.

(c)	144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $47,014,253, representing 25.9% of net assets.

(d)	When-issued or delayed-delivery. To be settled/delivered after August 31, 2018.

(e)	All or partial amount segregated for the benefit of the counterparty as collateral for liquidity facility.

(f)	Security, or portion of security, is on loan. The aggregate value of securities on loan is $61,863,998; cash collateral (included in liabilities) of $63,344,814 was received through a liquidity facility–See Note 8 in the Notes to Financial Statements.

(g)	Fair Value Measurements–See Note 1(b) in the Notes to Financial Statements.

See accompanying Notes to Financial Statements	| August 31, 2018 |	Semi-Annual Report	17

Schedule of Investments

AllianzGI Convertible & Income 2024 Target Term Fund

August 31, 2018 (unaudited) (continued)

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 8/31/18
Investments in Securities – Assets
Convertible Bonds & Notes	–	$105,953,796	–	$105,953,796
Corporate Bonds & Notes	–	96,076,057	–	96,076,057
Senior Loans	–	44,220,621	–	44,220,621
Repurchase Agreements	–	6,568,000	–	6,568,000
Totals	–	$252,818,474	–	$252,818,474

	Remaining Contractual Maturity of the Agreements As of August 31, 2018
	Overnight and Continuous	Up to 30 days	30 – 90 days	Greater than 90 days	Total
Securities Lending Transactions
Convertible Bonds and Notes	$22,017,208	$ –	$ –	$ –	$22,017,208
Corporate Bonds and Notes	41,047,606				41,047,606
Gross amount of recognized liabilities for securities lending transactions					$63,344,814

Glossary:

LIBOR	-	London Inter-Bank Offered Rate
REIT	-	Real Estate Investment Trust

18	Semi-Annual Report	| August 31, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

AllianzGI Convertible & Income Fund

August 31, 2018 (unaudited)

Principal Amount (000s)		Value
Corporate Bonds & Notes – 37.0%
	Aerospace & Defense – 1.0%
$7,540	TransDigm, Inc., 6.50%, 5/15/25	$7,690,800
1,420	Triumph Group, Inc., 7.75%, 8/15/25	1,382,725
		9,073,525
	Auto Manufacturers – 0.7%
6,135	Navistar International Corp., 6.625%, 11/1/25 (a)(b)(l)	6,411,075
	Building Materials – 0.6%
5,665	U.S. Concrete, Inc., 6.375%, 6/1/24	5,742,894
	Chemicals – 3.1%
7,500	Chemours Co., 6.625%, 5/15/23 (g)	7,865,625
4,790	Kraton Polymers LLC, 7.00%, 4/15/25 (a)(b)	4,963,638
3,785	Olin Corp., 5.00%, 2/1/30 (g)(l)	3,628,869
5,670	Platform Specialty Products Corp., 6.50%, 2/1/22 (a)(b)(l)	5,818,837
1,065	Tronox Finance PLC, 5.75%, 10/1/25 (a)(b)	1,027,725
5,470	Tronox, Inc., 6.50%, 4/15/26 (a)(b)	5,374,275
		28,678,969
	Commercial Services – 0.4%
8,050	Cenveo Corp., 6.00%, 5/15/24, (cost-$10,370,870; purchased 3/22/12) (a)(b)(c)(i)	442,750
3,500	United Rentals North America, Inc., 5.50%, 7/15/25 (g)(l)	3,583,125
		4,025,875
	Computers – 1.3%
5,281	DynCorp International, Inc., PIK 1.50%, 11.875%, 11/30/20 (g)	5,525,306
7,350	Harland Clarke Holdings Corp., 9.25%, 3/1/21 (a)(b)	6,725,250
		12,250,556
	Distribution/Wholesale – 0.6%
5,380	H&E Equipment Services, Inc., 5.625%, 9/1/25 (l)	5,354,714
	Diversified Financial Services – 2.6%
	Community Choice Financial, Inc.,
10,085	10.75%, 5/1/19	8,320,125
7,130	12.75%, 5/1/20 (a)(b)	4,670,150
1,575	Navient Corp., 7.25%, 9/25/23	1,669,500
4,935	Springleaf Finance Corp., 8.25%, 10/1/23 (l)	5,465,512
3,570	Travelport Corporate Finance PLC, 6.00%, 3/15/26 (a)(b)	3,641,400
		23,766,687
	Electric Utilities – 0.6%
5,585	NRG Energy, Inc., 6.25%, 5/1/24 (g)	5,808,400
	Electronic Equipment, Instruments & Components – 0.2%
1,600	Energizer Holdings, Inc., 5.50%, 6/15/25 (a)(b)(l)	1,600,000
	Engineering & Construction – 0.9%
2,835	AECOM, 5.125%, 3/15/27 (l)	2,792,475
5,100	Tutor Perini Corp., 6.875%, 5/1/25 (a)(b)(l)	5,202,000
		7,994,475
	Entertainment – 1.0%
4,990	AMC Entertainment Holdings, Inc., 6.125%, 5/15/27	4,915,150
4,000	Cedar Fair L.P., 5.375%, 6/1/24 (g)	4,025,000
		8,940,150

See accompanying Notes to Financial Statements	| August 31, 2018 |	Semi-Annual Report	19

Schedule of Investments

AllianzGI Convertible & Income Fund

August 31, 2018 (unaudited) (continued)

Principal Amount (000s)		Value
	Healthcare-Services – 2.6%
$2,460	Centene Corp., 5.375%, 6/1/26 (a)(b)(g)(l)	$2,545,682
2,835	Community Health Systems, Inc., 6.25%, 3/31/23 (l)	2,707,425
5,430	DaVita, Inc., 5.125%, 7/15/24	5,262,322
1,730	Encompass Health Corp., 5.75%, 11/1/24	1,758,112
3,860	Envision Healthcare Corp., 6.25%, 12/1/24 (a)(b)(g)(l)	4,139,850
3,800	HCA, Inc., 7.50%, 2/15/22	4,180,000
3,500	Tenet Healthcare Corp., 7.00%, 8/1/25 (l)	3,506,562
		24,099,953
	Home Builders – 0.3%
2,285	Beazer Homes USA, Inc., 8.75%, 3/15/22	2,421,392
	Internet – 0.3%
2,800	Netflix, Inc., 5.875%, 2/15/25 (l)	2,898,000
	Iron/Steel – 0.7%
	AK Steel Corp.,
2,025	7.00%, 3/15/27	1,928,812
1,315	7.50%, 7/15/23	1,380,750
2,835	United States Steel Corp., 6.875%, 8/15/25 (l)	2,891,700
		6,201,262
	Lodging – 0.5%
1,300	Wyndham Hotels & Resorts, Inc., 5.375%, 4/15/26 (a)(b)	1,296,750
2,835	Wynn Las Vegas LLC, 5.50%, 3/1/25 (a)(b)	2,812,036
		4,108,786
	Machinery-Construction & Mining – 0.5%
4,695	Terex Corp., 5.625%, 2/1/25 (a)(b)	4,665,656
	Media – 1.5%
7,370	Cablevision Systems Corp., 8.00%, 4/15/20 (g)	7,775,350
3,740	Gray Television, Inc., 5.875%, 7/15/26 (a)(b)	3,749,350
4,671	LiveStyle, Inc., 9.625%, 2/1/19, (cost-$4,689,999; purchased 5/7/14-2/26/15) (a)(b)(c)(f)(i)(k)	93
1,745	Meredith Corp., 6.875%, 2/1/26 (a)(b)(l)	1,771,175
		13,295,968
	Metal Fabricate/Hardware – 0.4%
3,830	Park-Ohio Industries, Inc., 6.625%, 4/15/27	3,935,325
	Mining – 1.9%
5,100	Alcoa Nederland Holding BV, 7.00%, 9/30/26 (a)(b)(g)	5,527,125
4,405	Constellium NV, 6.625%, 3/1/25 (a)(b)	4,493,100
2,775	Hudbay Minerals, Inc., 7.625%, 1/15/25 (a)(b)(l)	2,833,969
3,950	Joseph T. Ryerson & Son, Inc., 11.00%, 5/15/22 (a)(b)	4,364,750
		17,218,944
	Miscellaneous Manufacturing – 0.3%
2,945	Koppers, Inc., 6.00%, 2/15/25 (a)(b)	2,967,088
	Oil, Gas & Consumable Fuels – 3.7%
2,700	Calumet Specialty Products Partners L.P., 6.50%, 4/15/21 (l)	2,673,000
1,900	Carrizo Oil & Gas, Inc., 6.25%, 4/15/23 (l)	1,952,250
	Ensco PLC (l),
590	5.20%, 3/15/25	495,600
4,660	7.75%, 2/1/26	4,467,775

20	Semi-Annual Report	| August 31, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

AllianzGI Convertible & Income Fund

August 31, 2018 (unaudited) (continued)

Principal Amount (000s)		Value
	Oil, Gas & Consumable Fuels (continued)
$7,225	EP Energy LLC, 9.375%, 5/1/20	$7,116,625
2,835	NGL Energy Partners L.P., 7.50%, 11/1/23	2,909,419
2,740	Noble Holding International Ltd., 7.75%, 1/15/24	2,692,050
4,895	Oasis Petroleum, Inc., 6.875%, 3/15/22 (l)	4,992,900
4,530	Sanchez Energy Corp., 6.125%, 1/15/23 (l)	2,580,515
3,370	Transocean, Inc., 7.50%, 1/15/26 (a)(b)(l)	3,441,612
820	Weatherford International Ltd., 8.25%, 6/15/23 (l)	766,700
		34,088,446
	Pharmaceuticals – 1.3%
4,000	Bausch Health Cos, Inc., 7.50%, 7/15/21 (a)(b)	4,071,020
2,290	Endo Finance LLC, 5.375%, 1/15/23 (a)(b)	1,969,400
5,865	Horizon Pharma, Inc., 6.625%, 5/1/23	5,996,962
		12,037,382
	Pipelines – 0.4%
3,550	Energy Transfer Equity L.P., 5.50%, 6/1/27 (g)(l)	3,731,938
	Real Estate – 1.2%
5,505	Kennedy-Wilson, Inc., 5.875%, 4/1/24	5,484,356
5,365	Uniti Group L.P., 8.25%, 10/15/23 (l)	5,081,675
		10,566,031
	Retail – 1.5%
5,980	Conn’s, Inc., 7.25%, 7/15/22 (l)	6,038,604
1,530	L Brands, Inc., 6.875%, 11/1/35	1,281,834
9,465	Neiman Marcus Group Ltd. LLC, 8.00%, 10/15/21 (a)(b)	6,459,862
		13,780,300
	Semiconductors – 1.2%
5,355	Advanced Micro Devices, Inc., 7.00%, 7/1/24 (g)	5,703,075
4,645	Amkor Technology, Inc., 6.375%, 10/1/22 (g)	4,737,900
		10,440,975
	Software – 0.7%
5,035	Camelot Finance S.A., 7.875%, 10/15/24 (a)(b)	5,028,706
1,480	Rackspace Hosting, Inc., 8.625%, 11/15/24 (a)(b)(l)	1,460,575
		6,489,281
	Telecommunications – 4.6%
1,135	CenturyLink, Inc., 7.50%, 4/1/24, Ser. Y	1,217,288
4,080	Cincinnati Bell, Inc., 7.00%, 7/15/24 (a)(b)(l)	3,610,800
9,370	Consolidated Communications, Inc., 6.50%, 10/1/22 (l)	8,889,787
5,290	Frontier Communications Corp., 10.50%, 9/15/22 (l)	4,681,650
2,685	GTT Communications, Inc., 7.875%, 12/31/24 (a)(b)(l)	2,550,750
	Hughes Satellite Systems Corp.,
1,460	6.625%, 8/1/26	1,401,600
4,250	7.625%, 6/15/21 (g)(l)	4,590,000
7,205	Sprint Communications, Inc., 11.50%, 11/15/21	8,519,913
1,865	Sprint Corp., 7.625%, 3/1/26 (l)	1,963,211
8,229	Windstream Services LLC, 6.375%, 8/1/23 (a)(b)	4,457,320
		41,882,319

See accompanying Notes to Financial Statements	| August 31, 2018 |	Semi-Annual Report	21

Schedule of Investments

AllianzGI Convertible & Income Fund

August 31, 2018 (unaudited) (continued)

Principal Amount (000s)		Value
	Transportation – 0.4%
$3,623	XPO Logistics, Inc., 6.50%, 6/15/22 (a)(b)(g)(l)	$3,756,037
Total Corporate Bonds & Notes (cost-$363,396,777)		338,232,403
Convertible Bonds & Notes – 30.2%
	Apparel & Textiles – 0.9%
14,580	Iconix Brand Group, Inc., 5.75%, 8/15/23	8,283,263
	Auto Components – 0.3%
4,165	Horizon Global Corp., 2.75%, 7/1/22	3,037,164
	Auto Manufacturers – 1.3%
6,225	Navistar International Corp., 4.75%, 4/15/19	6,487,627
	Tesla, Inc.,
2,365	0.25%, 3/1/19	2,433,774
2,850	1.25%, 3/1/21 (l)	2,963,042
		11,884,443
	Biotechnology – 1.2%
1,130	Exact Sciences Corp., 1.00%, 1/15/25	1,347,406
9,625	Intercept Pharmaceuticals, Inc., 3.25%, 7/1/23	9,311,216
		10,658,622
	Building Materials – 0.5%
4,275	Cemex S.A.B de C.V., 3.72%, 3/15/20	4,342,831
	Commercial Services – 1.1%
10,530	Huron Consulting Group, Inc., 1.25%, 10/1/19 (g)	10,277,280
	Distribution/Wholesale – 0.7%
6,600	Titan Machinery, Inc., 3.75%, 5/1/19	6,559,225
	Diversified Financial Services – 2.3%
9,320	Encore Capital Group, Inc., 3.00%, 7/1/20 (g)	9,638,679
12,165	PRA Group, Inc., 3.00%, 8/1/20 (g)	11,802,337
		21,441,016
	Electric Utilities – 1.0%
9,230	NRG Yield, Inc., 3.25%, 6/1/20 (a)(b)(g)	9,241,519
	Electrical Equipment – 1.1%
	SunPower Corp. (g),
3,135	0.875%, 6/1/21	2,461,427
9,405	4.00%, 1/15/23	7,660,946
		10,122,373
	Electronics – 0.9%
7,890	OSI Systems, Inc., 1.25%, 9/1/22 (g)	7,729,162
	Energy-Alternate Sources – 2.4%
6,840	Pattern Energy Group, Inc., 4.00%, 7/15/20 (g)	6,819,480
16,800	Tesla Energy Operations, Inc., 1.625%, 11/1/19 (l)	15,387,019
		22,206,499
	Equity Real Estate Investment Trusts (REITs) – 1.3%
3,975	Two Harbors Investment Corp., 6.25%, 1/15/22	4,124,786
7,690	Western Asset Mortgage Capital Corp., 6.75%, 10/1/22	7,966,086
		12,090,872
	Healthcare/Healthcare Distributors – 1.0%
11,415	Aceto Corp., 2.00%, 11/1/20	9,270,395

22	Semi-Annual Report	| August 31, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

AllianzGI Convertible & Income Fund

August 31, 2018 (unaudited) (continued)

Principal Amount (000s)		Value
	Insurance – 2.6%
$11,070	AmTrust Financial Services, Inc., 2.75%, 12/15/44 (g)	$10,741,221
11,390	AXA S.A., 7.25%, 5/15/21 (a)(b)	12,846,884
		23,588,105
	Iron/Steel – 0.1%
910	AK Steel Corp., 5.00%, 11/15/19 (g)	1,033,825
	Oil, Gas & Consumable Fuels – 1.5%
2,850	Green Plains, Inc., 4.125%, 9/1/22 (g)	2,762,425
2,280	Nabors Industries, Inc., 0.75%, 1/15/24 (g)(l)	1,804,933
9,980	Whiting Petroleum Corp., 1.25%, 4/1/20 (l)	9,558,804
		14,126,162
	Pharmaceuticals – 1.9%
12,190	Dermira, Inc., 3.00%, 5/15/22 (g)	10,065,892
3,260	Horizon Pharma Investment Ltd., 2.50%, 3/15/22 (l)	3,359,838
3,415	Jazz Investments I Ltd., 1.50%, 8/15/24 (l)	3,533,521
		16,959,251
	Pipelines – 2.2%
24,750	Cheniere Energy, Inc., 4.25%, 3/15/45	19,717,830
	Semiconductors – 0.4%
3,935	Veeco Instruments, Inc., 2.70%, 1/15/23 (g)	3,375,750
	Software – 2.0%
15,785	Avid Technology, Inc., 2.00%, 6/15/20	14,285,883
3,985	Synchronoss Technologies, Inc., 0.75%, 8/15/19 (g)	3,709,951
		17,995,834
	Telecommunications – 0.8%
7,715	GDS Holdings Ltd., 2.00%, 6/1/25 (a)(b)	7,543,241
	Tobacco – 1.4%
	Vector Group Ltd. (h),
5,665	3 mo. Cash Dividends on Common Stock + 1.75%, 1.75%, 4/15/20 (g)	5,873,410
6,215	3 mo. Cash Dividends on Common Stock + 2.50%, 2.50%, 1/15/19	6,891,726
		12,765,136
	Transportation – 1.3%
3,990	Aegean Marine Petroleum Network, Inc., 4.25%, 12/15/21	2,633,268
4,560	Echo Global Logistics, Inc., 2.50%, 5/1/20	4,956,150
4,725	Teekay Corp., 5.00%, 1/15/23 (a)(b)	4,294,099
		11,883,517
Total Convertible Bonds & Notes (cost-$269,659,944)		276,133,315

Shares
Convertible Preferred Stock – 29.0%
	Banks – 4.1%
12,080	Bank of America Corp., 7.25%, Ser. L (e)	15,811,995
16,980	Wells Fargo & Co., 7.50%, Ser. L (e)	22,005,910
		37,817,905
	Chemicals – 1.1%
68,495	Rayonier Advanced Materials, Inc., 8.00%, 8/15/19, Ser. A	9,848,211

See accompanying Notes to Financial Statements	| August 31, 2018 |	Semi-Annual Report	23

Schedule of Investments

AllianzGI Convertible & Income Fund

August 31, 2018 (unaudited) (continued)

Shares		Value
	Commercial Services & Supplies – 0.7%
145,890	Stericycle, Inc., 5.25%, 9/15/18	$6,614,653
	Diversified Financial Services – 0.2%
28,470	AMG Capital Trust II, 5.15%, 10/15/37	1,673,598
	Electric Utilities – 2.5%
302,350	Dominion Energy, Inc., 6.75%, 8/15/19, Ser. A	14,222,544
147,670	NextEra Energy, Inc., 6.123%, 9/1/19	8,431,957
		22,654,501
	Electronic Equipment, Instruments & Components – 1.1%
101,585	Belden, Inc., 6.75%, 7/15/19 (g)	9,884,220
	Electronics – 1.2%
10,110	Fortive Corp., 5.00%, 7/1/21, Ser. A	10,877,325
	Equity Real Estate Investment Trusts (REITs) – 6.3%
10,320	Crown Castle International Corp., 6.875%, 8/1/20, Ser. A	11,383,476
56,955	QTS Realty Trust, Inc., 6.50%, Ser. B (e)	6,290,680
631,070	RLJ Lodging Trust, 1.95%, Ser. A (e)	16,786,462
410,065	Sutherland Asset Management Corp., 7.00%, 8/15/23	10,794,961
198,090	Welltower, Inc., 6.50%, Ser. I (e)	12,327,141
		57,582,720
	Gas Utilities – 1.5%
244,375	South Jersey Industries, Inc., 7.25%, 4/15/21	13,688,666
	Hand/Machine Tools – 1.7%
139,055	Stanley Black & Decker, Inc., 5.375%, 5/15/20	15,099,982
	Healthcare-Products – 2.3%
326,685	Becton Dickinson and Co., 6.125%, 5/1/20, Ser. A	21,474,802
	Insurance – 1.9%
158,570	Assurant, Inc., 6.50%, 3/15/21, Ser. D	17,487,892
	Multi-Utilities – 1.8%
160,380	Sempra Energy, 6.00%, 1/15/21, Ser. A	16,483,856
	Oil, Gas & Consumable Fuels – 1.2%
173,410	Kinder Morgan, Inc., 9.75%, 10/26/18, Ser. A	5,793,628
67,960	Nabors Industries Ltd., 6.00%, 5/1/21 (g)	2,968,493
230,425	Sanchez Energy Corp., 6.50%, Ser. B (e)	2,534,675
		11,296,796
	Pharmaceuticals – 1.4%
30,895	Teva Pharmaceutical Industries Ltd., 7.00%, 12/15/18	13,135,009
Total Convertible Preferred Stock (cost-$259,626,295)		265,620,136
Preferred Stock (a)(d)(f)(j)(k) – 0.9%
	Media – 0.9%
3,554	LiveStyle, Inc., Ser. A	483,522
76,572	LiveStyle, Inc., Ser. B	7,657,200
6,750	LiveStyle, Inc., Ser. B	67
Total Preferred Stock (cost-$14,596,967)		8,140,789
Common Stock (j) – 0.3%
	Advertising – 0.2%
173,720	Affinion Group Holdings, Inc., Class A, (cost-$3,080,312; purchased 11/9/15-11/12/15) (a)(d)(f)(i)	2,056,845
	Aerospace & Defense – 0.1%
8,295	Erickson, Inc. (a)(d)(f)	263,781

24	Semi-Annual Report	| August 31, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

AllianzGI Convertible & Income Fund

August 31, 2018 (unaudited) (continued)

Shares		Value
	Media – 0.0%
90,407	LiveStyle, Inc. (a)(d)(f)(k)	$9
	Textiles, Apparel & Luxury Goods – 0.0%
741,085	Iconix Brand Group, Inc.	259,380
Total Common Stock (cost-$10,550,826)		2,580,015

Units
Warrants (d)(f)(j) – 0.0%
	Commercial Services – 0.0%
2,062,338	Cenveo, Inc., strike price $12.00, expires 6/10/24 (b)	21
	Media – 0.0%
19,500	LiveStyle, Inc., expires 11/30/21, Ser. C (a)(k)	2
Total Warrants (cost-$246,984)		23

Principal Amount (000s)
	Repurchase Agreements – 2.6%
$23,932	State Street Bank and Trust Co.,
	dated 8/31/18, 0.35%, due 9/4/18,
	proceeds $23,932,931; collateralized by
	U.S. Treasury Notes, 3.625%, due 2/15/44,
	valued at $24,414,619 including accrued interest (cost-$23,932,000)	23,932,000
Total Investments (cost-$942,009,793) – 100.0%		914,638,681
Liabilities in excess of other assets		(121,521,410)
Preferred Shares		(223,275,000)
Net Assets Applicable to Common Shareholders		$569,842,271

Notes to Schedule of Investments:

(a)	Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $168,236,975, representing 18.4% of total investments.

(b)	144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $157,775,570, representing 17.3% of total investments.

(c)	In default.

(d)	Fair-Valued–Securities with an aggregate value of $10,461,447, representing 1.1% of total investments. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(e)	Perpetual maturity. The date shown, if any, is the next call date.

(f)	Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(g)	All or partial amount segregated for the benefit of the counterparty as collateral for liquidity facility.

(h)	In addition to the coupon rate shown, the issuer is expected to pay additional interest based on the actual dividends paid on its common stock.

(i)	Restricted. The aggregate cost of such securities is $18,141,181. The aggregate value is $2,499,688, representing 0.3% of total investments.

(j)	Non-income producing.

(k)	A member of the Fund’s portfolio management team is a member of the board of directors of LiveStyle, Inc. The Fund’s aggregate value of investments in LiveStyle, Inc. represents 0.9% of total investments.

(l)	Security, or portion of security, is on loan. The aggregate value of securities on loan is $52,832,323; cash collateral (included in liabilities) of $53,889,750 was received through a liquidity facility–See Note 8 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements	| August 31, 2018 |	Semi-Annual Report	25

Schedule of Investments

AllianzGI Convertible & Income Fund

August 31, 2018 (unaudited) (continued)

(m)	Fair Value Measurements-See Note 1(b) in the Notes to Financial Statements.

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 8/31/18
Investments in Securities – Assets
Corporate Bonds & Notes:
Media	–	$13,295,875	$93	$13,295,968
All Other	–	324,936,435	–	324,936,435
Convertible Bonds & Notes	–	276,133,315	–	276,133,315
Convertible Preferred Stock:
Chemicals	–	9,848,211	–	9,848,211
Diversified Financial Services	–	1,673,598	–	1,673,598
Electronics	–	10,877,325	–	10,877,325
Equity Real Estate Investment Trusts (REITs)	$35,404,283	22,178,437	–	57,582,720
Hand/Machine Tools	–	15,099,982	–	15,099,982
Healthcare-Products	–	21,474,802	–	21,474,802
Oil, Gas & Consumable Fuels	8,762,121	2,534,675	–	11,296,796
Pharmaceuticals	–	13,135,009	–	13,135,009
All Other	124,631,693	–	–	124,631,693
Preferred Stock	–	–	8,140,789	8,140,789
Common Stock:
Advertising	–	–	2,056,845	2,056,845
Aerospace & Defense	–	–	263,781	263,781
Media	–	–	9	9
Textiles, Apparel & Luxury Goods	259,380	–	–	259,380
Warrants	–	–	23	23
Repurchase Agreements	–	23,932,000	–	23,932,000
Totals	$169,057,477	$735,119,664	$10,461,540	$914,638,681

At August 31, 2018, securities valued at $37,278,419 were transferred from Level 1 to Level 2. The transfer was a result of the securities having used an exchange-traded closing price on February 28, 2018, and then using an evaluated price from a third-party independent pricing vendor on August 31, 2018.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended August 31, 2018, was as follows:

	Beginning Balance 2/28/18	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)
Investments in Securities – Assets
Corporate Bonds & Notes:
Media	$ –	$ –	$ –	$ –	$ –
Preferred Stock:
Media	8,491,167	–	(650,957)	–	173,359
Common Stock:
Advertising	2,630,121	–	–	–	–
Aerospace & Defense	260,380	–	–	–	–
Media	9	–	–	–	–
Warrants:
Commercial Services	361	–	–	–	–
Media	2	–	–	–	–
Totals	$11,382,040	$ –	$(650,957)	$ –	$173,359

26	Semi-Annual Report	| August 31, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

AllianzGI Convertible & Income Fund

August 31, 2018 (unaudited) (continued)

	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3*	Transfers out of Level 3	Ending Balance 8/31/18
Investments in Securities – Assets (continued)
Corporate Bonds & Notes:
Media	$ –	$93	$ –	$ 93
Preferred Stock:
Media	127,220	–	–	8,140,789
Common Stock:
Advertising	(573,276)	–	–	2,056,845
Aerospace & Defense	3,401	–	–	263,781
Media	–	–	–	9
Warrants:
Commercial Services	(340)	–	–	21
Media	–	–	–	2
Totals	$(442,995)	$93	$ –	$10,461,540

*	At August 31, 2018, a security valued at $93 was transferred from Level 2 to Level 3. The transfer was due to uncertainty regarding the receipt of updated financial statements and data related to a current evaluated price.

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at August 31, 2018:

	Ending Balance at 8/31/18	Valuation Technique Used	Unobservable Inputs	Input Values (Range)
Investments in Securities – Assets
Preferred Stock	$483,522	Market and Company Comparables	EV Multiples Applicable Liquidity Multiple Illiquidity Discount	0.65x (0.29x – 1.12x) 1.60 30%
	$7,567,200	Market and Company Comparables	EV Multiples Illiquidity Discount	0.65x (0.29x – 1.12x) 30%
Common Stock	$2,056,845	Market and Company Comparables	EV Multiples Illiquidity Discount	5.20x (2.15x – 9.72x) 20%
	$263,781	Market and Company Comparables	EV Multiples M&A Transaction Multiples Illiquidity Discount	0.72x (0.51x – 1.11x) 0.87x(0.32x – 2.12x) 40%

The net change in unrealized appreciation/depreciation of Level 3 investments held at August 31, 2018 was $(442,094).

	Remaining Contractual Maturity of the Agreements As of August 31, 2018
	Overnight and Continuous	Up to 30 days	30–90 days	Greater than 90 days	Total
Securities Lending Transactions
Convertible Bonds and Notes	$6,697,878	$–	$–	$–	$6,697,878
Corporate Bonds and Notes	47,191,872				47,191,872
Gross amount of recognized liabilities for securities lending transactions					$53,889,750

Glossary:

PIK	–	Payment-in-Kind
REIT	–	Real Estate Investment Trust

See accompanying Notes to Financial Statements	| August 31, 2018 |	Semi-Annual Report	27

Schedule of Investments

AllianzGI Convertible & Income Fund II

August 31, 2018 (unaudited)

Principal Amount (000s)		Value
Corporate Bonds & Notes – 37.0%
	Aerospace & Defense – 1.0%
$5,750	TransDigm, Inc., 6.50%, 5/15/25	$5,865,000
1,080	Triumph Group, Inc., 7.75%, 8/15/25	1,051,650
		6,916,650
	Auto Manufacturers – 0.7%
4,685	Navistar International Corp., 6.625%, 11/1/25 (a)(b)	4,895,825
	Building Materials – 0.6%
4,335	U.S. Concrete, Inc., 6.375%, 6/1/24	4,394,606
	Chemicals – 3.1%
5,500	Chemours Co., 6.625%, 5/15/23 (g)	5,768,125
3,640	Kraton Polymers LLC, 7.00%, 4/15/25 (a)(b)	3,771,950
2,890	Olin Corp., 5.00%, 2/1/30 (g)	2,770,788
4,330	Platform Specialty Products Corp., 6.50%, 2/1/22 (a)(b)	4,443,662
810	Tronox Finance PLC, 5.75%, 10/1/25 (a)(b)	781,650
4,180	Tronox, Inc., 6.50%, 4/15/26 (a)(b)	4,106,850
		21,643,025
	Commercial Services – 0.4%
5,974	Cenveo Corp., 6.00%, 5/15/24, (cost-$6,469,777; purchased 03/22/12) (a)(b)(c)(i)	328,570
2,500	United Rentals North America, Inc., 5.50%, 7/15/25 (g)	2,559,375
		2,887,945
	Computers – 1.3%
3,976	DynCorp International, Inc., PIK 1.50%, 11.875%, 11/30/20 (g)	4,159,716
5,650	Harland Clarke Holdings Corp., 9.25%, 3/1/21 (a)(b)	5,169,750
		9,329,466
	Distribution/Wholesale – 0.6%
4,110	H&E Equipment Services, Inc., 5.625%, 9/1/25	4,090,683
	Diversified Financial Services – 2.6%
	Community Choice Financial, Inc.,
7,465	10.75%, 5/1/19	6,158,625
5,370	12.75%, 5/1/20 (a)(b)	3,517,350
1,200	Navient Corp., 7.25%, 9/25/23	1,272,000
3,865	Springleaf Finance Corp., 8.25%, 10/1/23	4,280,487
2,730	Travelport Corporate Finance PLC, 6.00%, 3/15/26 (a)(b)	2,784,600
		18,013,062
	Electric Utilities – 0.6%
4,265	NRG Energy, Inc., 6.25%, 5/1/24 (g)	4,435,600
	Electronic Equipment, Instruments & Components – 0.2%
1,225	Energizer Holdings, Inc., 5.50%, 6/15/25 (a)(b)	1,225,000
	Engineering & Construction – 0.9%
2,165	AECOM, 5.125%, 3/15/27	2,132,525
3,900	Tutor Perini Corp., 6.875%, 5/1/25 (a)(b)	3,978,000
		6,110,525
	Entertainment – 1.0%
3,810	AMC Entertainment Holdings, Inc., 6.125%, 5/15/27	3,752,850
3,045	Cedar Fair L.P., 5.375%, 6/1/24 (g)	3,064,031
		6,816,881

28	Semi-Annual Report	| August 31, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

AllianzGI Convertible & Income Fund II

August 31, 2018 (unaudited) (continued)

Principal Amount (000s)		Value
	Healthcare-Services – 2.7%
$1,880	Centene Corp., 5.375%, 6/1/26 (a)(b)(g)	$1,945,481
2,165	Community Health Systems, Inc., 6.25%, 3/31/23	2,067,575
4,125	DaVita, Inc., 5.125%, 7/15/24	3,997,620
1,325	Encompass Health Corp., 5.75%, 11/1/24	1,346,531
2,950	Envision Healthcare Corp., 6.25%, 12/1/24 (a)(b)(g)	3,163,875
2,950	HCA, Inc., 7.50%, 2/15/22	3,245,000
2,750	Tenet Healthcare Corp., 7.00%, 8/1/25	2,755,156
		18,521,238
	Home Builders – 0.3%
1,745	Beazer Homes USA, Inc., 8.75%, 3/15/22	1,849,159
	Internet – 0.3%
2,200	Netflix, Inc., 5.875%, 2/15/25	2,277,000
	Iron/Steel – 0.7%
	AK Steel Corp.,
1,550	7.00%, 3/15/27	1,476,375
1,005	7.50%, 7/15/23 (g)	1,055,250
2,165	United States Steel Corp., 6.875%, 8/15/25	2,208,300
		4,739,925
	Lodging – 0.5%
1,000	Wyndham Hotels & Resorts, Inc., 5.375%, 4/15/26 (a)(b)	997,500
2,165	Wynn Las Vegas LLC, 5.50%, 3/1/25 (a)(b)	2,147,464
		3,144,964
	Machinery-Construction & Mining – 0.5%
3,585	Terex Corp., 5.625%, 2/1/25 (a)(b)	3,562,594
	Media – 1.5%
5,630	Cablevision Systems Corp., 8.00%, 4/15/20 (g)	5,939,650
2,850	Gray Television, Inc., 5.875%, 7/15/26 (a)(b)	2,857,125
3,589	LiveStyle, Inc., 9.625%, 2/1/19, (cost-$3,603,642; purchased 5/7/14-2/26/15) (a)(b)(c)(f)(i)(k)	72
1,330	Meredith Corp., 6.875%, 2/1/26 (a)(b)	1,349,950
		10,146,797
	Metal Fabricate/Hardware – 0.4%
2,920	Park-Ohio Industries, Inc., 6.625%, 4/15/27	3,000,300
	Mining – 1.9%
3,900	Alcoa Nederland Holding BV, 7.00%, 9/30/26 (a)(b)(g)	4,226,625
3,365	Constellium NV, 6.625%, 3/1/25 (a)(b)	3,432,300
2,135	Hudbay Minerals, Inc., 7.625%, 1/15/25 (a)(b)	2,180,369
3,050	Joseph T. Ryerson & Son, Inc., 11.00%, 5/15/22 (a)(b)(g)	3,370,250
		13,209,544
	Miscellaneous Manufacturing – 0.3%
2,255	Koppers, Inc., 6.00%, 2/15/25 (a)(b)	2,271,913
	Oil, Gas & Consumable Fuels – 3.9%
2,300	Calumet Specialty Products Partners L.P., 6.50%, 4/15/21	2,277,000
1,420	Carrizo Oil & Gas, Inc., 6.25%, 4/15/23	1,459,050
	Ensco PLC,
450	5.20%, 3/15/25	378,000
3,565	7.75%, 2/1/26	3,417,944

See accompanying Notes to Financial Statements	| August 31, 2018 |	Semi-Annual Report	29

Schedule of Investments

AllianzGI Convertible & Income Fund II

August 31, 2018 (unaudited) (continued)

Principal Amount (000s)		Value
	Oil, Gas & Consumable Fuels (continued)
$6,180	EP Energy LLC, 9.375%, 5/1/20	$6,087,300
2,165	NGL Energy Partners L.P., 7.50%, 11/1/23	2,221,831
2,095	Noble Holding International Ltd., 7.75%, 1/15/24	2,058,337
3,745	Oasis Petroleum, Inc., 6.875%, 3/15/22	3,819,900
3,470	Sanchez Energy Corp., 6.125%, 1/15/23	1,976,686
2,580	Transocean, Inc., 7.50%, 1/15/26 (a)(b)	2,634,825
630	Weatherford International Ltd., 8.25%, 6/15/23	589,050
		26,919,923
	Pharmaceuticals – 1.3%
3,000	Bausch Health Cos, Inc., 7.50%, 7/15/21 (a)(b)	3,053,265
1,755	Endo Finance LLC, 5.375%, 1/15/23 (a)(b)	1,509,300
4,425	Horizon Pharma, Inc., 6.625%, 5/1/23	4,524,562
		9,087,127
	Pipelines – 0.4%
2,715	Energy Transfer Equity L.P., 5.50%, 6/1/27 (g)	2,854,144
	Real Estate – 1.2%
4,205	Kennedy-Wilson, Inc., 5.875%, 4/1/24	4,189,231
4,090	Uniti Group L.P., 8.25%, 10/15/23	3,874,007
		8,063,238
	Retail – 1.3%
4,370	Conn’s, Inc., 7.25%, 7/15/22	4,412,826
1,170	L Brands, Inc., 6.875%, 11/1/35	980,226
5,785	Neiman Marcus Group Ltd. LLC, 8.00%, 10/15/21 (a)(b)	3,948,262
		9,341,314
	Semiconductors – 1.1%
4,090	Advanced Micro Devices, Inc., 7.00%, 7/1/24 (g)	4,355,850
2,875	Amkor Technology, Inc., 6.375%, 10/1/22 (g)	2,932,500
		7,288,350
	Software – 0.7%
3,850	Camelot Finance S.A., 7.875%, 10/15/24 (a)(b)	3,845,188
1,135	Rackspace Hosting, Inc., 8.625%, 11/15/24 (a)(b)	1,120,103
		4,965,291
	Telecommunications – 4.6%
865	CenturyLink, Inc., 7.50%, 4/1/24, Ser. Y	927,713
3,125	Cincinnati Bell, Inc., 7.00%, 7/15/24 (a)(b)	2,765,625
7,130	Consolidated Communications, Inc., 6.50%, 10/1/22	6,764,587
4,045	Frontier Communications Corp., 10.50%, 9/15/22	3,579,825
2,050	GTT Communications, Inc., 7.875%, 12/31/24 (a)(b)	1,947,500
	Hughes Satellite Systems Corp.,
1,130	6.625%, 8/1/26	1,084,800
3,500	7.625%, 6/15/21 (g)	3,780,000
5,545	Sprint Communications, Inc., 11.50%, 11/15/21	6,556,962
1,425	Sprint Corp., 7.625%, 3/1/26	1,500,041
6,283	Windstream Services LLC, 6.375%, 8/1/23 (a)(b)	3,403,250
		32,310,303
	Transportation – 0.4%
2,940	XPO Logistics, Inc., 6.50%, 6/15/22 (a)(b)(g)	3,047,957
Total Corporate Bonds & Notes (cost-$275,588,973)		257,360,349

30	Semi-Annual Report	| August 31, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

AllianzGI Convertible & Income Fund II

August 31, 2018 (unaudited) (continued)

Principal Amount (000s)		Value
Convertible Bonds & Notes – 29.9%
	Apparel & Textiles – 0.9%
$11,020	Iconix Brand Group, Inc., 5.75%, 8/15/23	$6,260,738
	Auto Components – 0.3%
3,135	Horizon Global Corp., 2.75%, 7/1/22	2,286,076
	Auto Manufacturers – 1.3%
4,675	Navistar International Corp., 4.75%, 4/15/19	4,872,233
	Tesla, Inc.,
1,785	0.25%, 3/1/19	1,836,908
2,150	1.25%, 3/1/21	2,235,278
		8,944,419
	Biotechnology – 1.2%
850	Exact Sciences Corp., 1.00%, 1/15/25	1,013,536
7,260	Intercept Pharmaceuticals, Inc., 3.25%, 7/1/23	7,023,317
		8,036,853
	Building Materials – 0.5%
3,225	Cemex S.A.B de C.V., 3.72%, 3/15/20	3,276,171
	Commercial Services – 1.1%
7,960	Huron Consulting Group, Inc., 1.25%, 10/1/19 (g)	7,768,960
	Distribution/Wholesale – 0.7%
4,975	Titan Machinery, Inc., 3.75%, 5/1/19	4,944,264
	Diversified Financial Services – 2.3%
7,030	Encore Capital Group, Inc., 3.00%, 7/1/20 (g)	7,270,377
9,160	PRA Group, Inc., 3.00%, 8/1/20 (g)	8,886,922
		16,157,299
	Electric Utilities – 1.0%
6,905	NRG Yield, Inc., 3.25%, 6/1/20 (a)(b)(g)	6,913,617
	Electrical Equipment – 1.1%
	SunPower Corp. (g),
2,365	0.875%, 6/1/21	1,856,866
7,095	4.00%, 1/15/23	5,779,310
		7,636,176
	Electronics – 0.8%
5,955	OSI Systems, Inc., 1.25%, 9/1/22 (g)	5,833,607
	Energy-Alternate Sources – 2.4%
5,160	Pattern Energy Group, Inc., 4.00%, 7/15/20 (g)	5,144,520
12,690	Tesla Energy Operations, Inc., 1.625%, 11/1/19 (g)	11,622,695
		16,767,215
	Equity Real Estate Investment Trusts (REITs) – 1.3%
3,025	Two Harbors Investment Corp., 6.25%, 1/15/22	3,138,988
5,810	Western Asset Mortgage Capital Corp., 6.75%, 10/1/22	6,018,591
		9,157,579
	Healthcare/Healthcare Distributors – 1.0%
8,615	Aceto Corp., 2.00%, 11/1/20	6,996,448
	Insurance – 2.6%
8,400	AmTrust Financial Services, Inc., 2.75%, 12/15/44 (g)	8,150,520
8,605	AXA S.A., 7.25%, 5/15/21 (a)(b)	9,705,657
		17,856,177

See accompanying Notes to Financial Statements	| August 31, 2018 |	Semi-Annual Report	31

Schedule of Investments

AllianzGI Convertible & Income Fund II

August 31, 2018 (unaudited) (continued)

Principal Amount (000s)		Value
	Iron/Steel – 0.1%
$690	AK Steel Corp., 5.00%, 11/15/19 (g)	$783,889
	Oil, Gas & Consumable Fuels – 1.5%
2,150	Green Plains, Inc., 4.125%, 9/1/22 (g)	2,083,935
1,720	Nabors Industries, Inc., 0.75%, 1/15/24 (g)	1,361,615
7,525	Whiting Petroleum Corp., 1.25%, 4/1/20	7,207,415
		10,652,965
	Pharmaceuticals – 1.8%
9,210	Dermira, Inc., 3.00%, 5/15/22 (g)	7,605,157
2,460	Horizon Pharma Investment Ltd., 2.50%, 3/15/22	2,535,338
2,585	Jazz Investments I Ltd., 1.50%, 8/15/24	2,674,715
		12,815,210
	Pipelines – 2.1%
18,700	Cheniere Energy, Inc., 4.25%, 3/15/45 (g)	14,897,916
	Semiconductors – 0.4%
2,970	Veeco Instruments, Inc., 2.70%, 1/15/23 (g)	2,547,898
	Software – 2.0%
11,915	Avid Technology, Inc., 2.00%, 6/15/20	10,783,420
3,015	Synchronoss Technologies, Inc., 0.75%, 8/15/19 (g)	2,806,902
		13,590,322
	Telecommunications – 0.8%
5,735	GDS Holdings Ltd., 2.00%, 6/1/25 (a)(b)	5,607,322
	Tobacco – 1.4%
	Vector Group Ltd. (h),
4,335	3 mo. Cash Dividends on Common Stock + 1.75%, 1.75%, 4/15/20 (g)	4,494,480
4,685	3 mo. Cash Dividends on Common Stock + 2.50%, 2.50%, 1/15/19	5,195,131
		9,689,611
	Transportation – 1.3%
3,010	Aegean Marine Petroleum Network, Inc., 4.25%, 12/15/21	1,986,501
3,440	Echo Global Logistics, Inc., 2.50%, 5/1/20	3,738,850
3,555	Teekay Corp., 5.00%, 1/15/23 (a)(b)	3,230,798
		8,956,149
Total Convertible Bonds & Notes (cost-$203,558,195)		208,376,881

Shares
Convertible Preferred Stock – 28.8%
	Banks – 4.1%
9,140	Bank of America Corp., 7.25%, Ser. L (e)	11,963,711
12,835	Wells Fargo & Co., 7.50%, Ser. L (e)	16,634,032
		28,597,743
	Chemicals – 1.1%
51,505	Rayonier Advanced Materials, Inc., 8.00%, 8/15/19, Ser. A	7,405,389
	Commercial Services & Supplies – 0.7%
110,120	Stericycle, Inc., 5.25%, 9/15/18	4,992,841
	Diversified Financial Services – 0.2%
21,530	AMG Capital Trust II, 5.15%, 10/15/37	1,265,632

32	Semi-Annual Report	| August 31, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

AllianzGI Convertible & Income Fund II

August 31, 2018 (unaudited) (continued)

Shares		Value
	Electric Utilities – 2.5%
228,650	Dominion Energy, Inc., 6.75%, 8/15/19, Ser. A	$10,755,696
111,635	NextEra Energy, Inc., 6.123%, 9/1/19	6,374,359
		17,130,055
	Electronic Equipment, Instruments & Components – 1.1%
76,780	Belden, Inc., 6.75%, 7/15/19 (g)	7,470,694
	Electronics – 1.2%
7,625	Fortive Corp., 5.00%, 7/1/21, Ser. A	8,203,719
	Equity Real Estate Investment Trusts (REITs) – 6.2%
7,795	Crown Castle International Corp., 6.875%, 8/1/20, Ser. A	8,598,275
43,045	QTS Realty Trust, Inc., 6.50%, Ser. B (e)	4,754,320
476,235	RLJ Lodging Trust, 1.95%, Ser. A (e)	12,667,851
309,935	Sutherland Asset Management Corp., 7.00%, 8/15/23	8,159,039
149,485	Welltower, Inc., 6.50%, Ser. I (e)	9,302,451
		43,481,936
	Gas Utilities – 1.5%
184,475	South Jersey Industries, Inc., 7.25%, 4/15/21	10,333,367
	Hand/Machine Tools – 1.6%
104,940	Stanley Black & Decker, Inc., 5.375%, 5/15/20	11,395,435
	Healthcare-Products – 2.3%
246,820	Becton Dickinson and Co., 6.125%, 5/1/20, Ser. A	16,224,836
	Insurance – 1.9%
120,100	Assurant, Inc., 6.50%, 3/15/21, Ser. D	13,245,229
	Multi-Utilities – 1.8%
121,195	Sempra Energy, 6.00%, 1/15/21, Ser. A	12,456,422
	Oil, Gas & Consumable Fuels – 1.2%
130,590	Kinder Morgan, Inc., 9.75%, 10/26/18, Ser. A	4,363,012
51,395	Nabors Industries Ltd., 6.00%, 5/1/21 (g)	2,244,934
173,845	Sanchez Energy Corp., 6.50%, Ser. B (e)	1,912,295
		8,520,241
	Pharmaceuticals – 1.4%
23,315	Teva Pharmaceutical Industries Ltd., 7.00%, 12/15/18	9,912,372
Total Convertible Preferred Stock (cost-$195,216,615)		200,635,911
Preferred Stock (a)(d)(f)(j)(k) – 1.2%
	Media – 1.2%
3,554	LiveStyle, Inc., Ser. A	483,522
76,572	LiveStyle, Inc., Ser. B	7,657,200
6,750	LiveStyle, Inc., Ser. B	50
Total Preferred Stock (cost-$12,855,448)		8,140,772
Common Stock (j) – 0.3%
	Advertising – 0.2%
133,715	Affinion Group Holdings, Inc., Class A, (cost-$2,371,020; purchased 11/9/15-11/12/15) (a)(d)(f)(i)	1,583,186
	Aerospace & Defense – 0.1%
6,354	Erickson, Inc. (a)(d)(f)	202,057
	Media – 0.0%
90,407	LiveStyle, Inc. (a)(d)(f)(k)	9
	Textiles, Apparel & Luxury Goods – 0.0%
560,133	Iconix Brand Group, Inc.	196,046
Total Common Stock (cost-$8,116,959)		1,981,298

See accompanying Notes to Financial Statements	| August 31, 2018 |	Semi-Annual Report	33

Schedule of Investments

AllianzGI Convertible & Income Fund II

August 31, 2018 (unaudited) (continued)

Units		Value
Warrants (d)(f)(j) – 0.0%
	Commercial Services – 0.0%
1,562,241	Cenveo, Inc., strike price $12.00, expires 6/10/24 (b)	$16
	Media – 0.0%
19,500	LiveStyle, Inc., expires 11/30/21, Ser. C (a)(k)	2
Total Warrants (cost-$183,305)		18

Principal Amount (000s)
	Repurchase Agreements – 2.8%
$19,722	State Street Bank and Trust Co., dated 8/31/18, 0.35%, due 9/4/18, proceeds $19,722,767; collateralized by U.S. Treasury Notes, 3.625%, due 2/15/44, valued at $20,116,623 including accrued interest (cost-$19,722,000)	19,722,000
Total Investments (cost-$715,241,495) – 100.0%		696,217,229
Liabilities in excess of other assets		(101,630,172)
Preferred Shares		(162,525,000)
Net Assets Applicable to Common Shareholders		$432,062,057

Notes to Schedule of Investments:

(a)	Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $129,167,420, representing 18.6% of total investments.

(b)	144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $119,241,410, representing 17.1% of total investments.

(c)	In default.

(d)	Fair-Valued–Securities with an aggregate value of $9,926,042, representing 1.4% of total investments. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(e)	Perpetual maturity. The date shown, if any, is the next call date.

(f)	Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(g)	All or partial amount segregated for the benefit of the counterparty as collateral for liquidity facility.

(h)	In addition to the coupon rate shown, the issuer is expected to pay additional interest based on the actual dividends paid on its common stock.

(i)	Restricted. The aggregate cost of such securities is $12,444,439. The aggregate value is $1,911,828, representing 0.3% of total investments.

(j)	Non-income producing.

(k)	A member of the Fund’s portfolio management team is a member of the board of directors of LiveStyle, Inc. The Fund’s aggregate value of investments in LiveStyle, Inc. represents 1.2% of total investments.

(l)	Fair Value Measurements–See Note 1(b) in the Notes to Financial Statements.

34	Semi-Annual Report	| August 31, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

AllianzGI Convertible & Income Fund II

August 31, 2018 (unaudited) (continued)

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 8/31/18
Investments in Securities – Assets
Corporate Bonds & Notes:
Media	–	$10,146,725	$72	$10,146,797
All Other	–	247,213,552	–	247,213,552
Convertible Bonds & Notes	–	208,376,881	–	208,376,881
Convertible Preferred Stock:
Chemicals	–	7,405,389	–	7,405,389
Diversified Financial Services	–	1,265,632	–	1,265,632
Electronics	–	8,203,719	–	8,203,719
Equity Real Estate Investment Trusts (REITs)	$26,724,622	16,757,314	–	43,481,936
Hand/Machine Tools	–	11,395,435	–	11,395,435
Healthcare-Products	–	16,224,836	–	16,224,836
Oil, Gas & Consumable Fuels	6,607,946	1,912,295	–	8,520,241
Pharmaceuticals	–	9,912,372	–	9,912,372
All Other	94,226,351	–	–	94,226,351
Preferred Stock	–	–	8,140,772	8,140,772
Common Stock:
Advertising	–	–	1,583,186	1,583,186
Aerospace & Defense	–	–	202,057	202,057
Media	–	–	9	9
Textiles, Apparel & Luxury Goods	196,046	–	–	196,046
Warrants	–	–	18	18
Repurchase Agreements	–	19,722,000	–	19,722,000
Totals	$127,754,965	$558,536,150	$9,926,114	$696,217,229

At August 31, 2018, securities valued at $28,152,749 were transferred from Level 1 to Level 2. The transfer was a result of the securities having used an exchange-traded closing price on February 28, 2018, and then using an evaluated price from a third-party independent pricing vendor on August 31, 2018.

See accompanying Notes to Financial Statements	| August 31, 2018 |	Semi-Annual Report	35

Schedule of Investments

AllianzGI Convertible & Income Fund II

August 31, 2018 (unaudited) (continued)

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended August 31, 2018, was as follows:

	Beginning Balance 2/28/18	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3*	Transfers out of Level 3	Ending Balance 8/31/18
Investments in Securities – Assets
Corporate Bonds & Notes:
Media	$–	$ –	$–	$ –	$–	$–	$72	$ –	$72
Preferred Stock:
Media	8,491,150	–	(650,957)	–	181,840	118,739	–	–	8,140,772
Common Stock:
Advertising	2,024,445	–	–	–	–	(441,259)	–	–	1,583,186
Aerospace & Defense	199,452	–	–	–	–	2,605	–	–	202,057
Media	9	–	–	–	–	–	–	–	9
Warrants:
Commercial Services	273	–	–	–	–	(257)	–	–	16
Media	2	–	–	–	–	–	–	–	2
Totals	$10,715,331	$ –	$(650,957)	$ –	$181,840	$(320,172)	$72	$ –	$9,926,114

*	At August 31, 2018, a security valued at $72 was transferred from Level 2 to Level 3. The transfer was due to uncertainty regarding the receipt of updated financial statements and data related to a current evaluated price.

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at August 31, 2018:

	Ending Balance at 8/31/18	Valuation Technique Used	Unobservable Inputs	Input Values (Range)
Investments in Securities – Assets
Preferred Stock	$483,522	Market and Company Comparables	EV Multiples Applicable Liquidity Multiple Illiquidity Discount	0.65x (0.29x –1.12x) 1.60 30%
	$7,567,200	Market and Company Comparables	EV Multiples Illiquidity Discount	0.65x (0.29x –1.12x) 30%
Common Stock	$1,583,186	Market and Company Comparables	EV Multiples Illiquidity Discount	5.20x (2.15x –9.72x) 20%
	$202,057	Market and Company Comparables	EV Multiples M&A Transaction Multiples Illiquidity Discount	0.72x (0.51x –1.11x) 0.87x (0.32x –2.12x) 40%

The net change in unrealized appreciation/depreciation of Level 3 investments held at August 31, 2018 was $(310,790).

Glossary:

PIK	-	Payment-in-Kind
REIT	-	Real Estate Investment Trust

36	Semi-Annual Report	| August 31, 2018 |	See accompanying Notes to Financial Statements

Statements of Assets and Liabilities

AllianzGI Convertible & Income Funds

August 31, 2018 (unaudited)

	Convertible & Income 2024 Target Term	Convertible & Income	Convertible & Income II
Assets:
Investments, at value, including securities on loan of $61,863,998, $52,832,323, and $0, respectively (cost-$253,926,816, $942,009,793 and $715,241,495, respectively)	$252,818,474	$914,638,681	$696,217,229
Receivable for investments sold	4,515,864	164,439	123,939
Interest and dividends receivable	2,847,437	10,768,211	8,153,487
Investments in Affiliated Funds – Trustees Deferred Compensation Plan (see Note 3)	17,731	135,191	102,571
Prepaid expenses	14,450	76,214	33,807
Receivable for security litigation	–	93,780	81,992
Deferred offering costs	–	69,851	55,255
Total Assets	260,213,956	925,946,367	704,768,280

Liabilities:
Loan payable (See Note 8)	69,700,000	125,701,500	104,786,500
Payable for investments purchased	7,040,000	–	–
Dividends payable to common and preferred shareholders	839,823	5,849,308	4,364,182
Payable to custodian for cash overdraft	566,262	4,409	4,798
Investment management fees payable	159,633	545,254	415,073
Loan interest payable	101,596	310,741	258,021
Trustees Deferred Compensation Plan payable (see Note 3)	17,731	135,191	102,571
Accrued expenses	133,990	282,693	250,078
Total Liabilities	78,559,035	132,829,096	110,181,223
Preferred Shares ($0.00001 par value and $25,000 liquidation preference per share applicable to an aggregate of 0, 8,931 and 6,501 shares issued and outstanding, respectively)	–	223,275,000	162,525,000
Net Assets Applicable to Common Shareholders	$181,654,921	$569,842,271	$432,062,057

Composition of Net Assets Applicable to Common Shareholders:
Common Shares:
Par value ($0.00001 per share)	$183	$892	$752
Paid-in-capital in excess of par	179,156,440	801,519,223	614,427,099
Undistributed (dividends in excess of) net investment income	1,023,795	(19,948,054)	(14,879,449)
Accumulated net realized gain (loss)	2,582,845	(184,358,678)	(148,462,079)
Net unrealized depreciation	(1,108,342)	(27,371,112)	(19,024,266)
Net Assets Applicable to Common Shareholders	$181,654,921	$569,842,271	$432,062,057
Common Shares Issued and Outstanding	18,257,012	89,185,330	75,220,257
Net Asset Value Per Common Share	$9.95	$6.39	$5.74

See accompanying Notes to Financial Statements	| August 31, 2018 |	Semi-Annual Report	37

Statements of Operations

AllianzGI Convertible & Income Funds

Six Months ended August 31, 2018 (unaudited)

	Convertible & Income 2024 Target Term	Convertible & Income	Convertible & Income II
Investment Income:
Interest	$6,257,617	$22,763,888	$17,144,392
Dividends	1,313,299	9,032,715	6,870,752
Miscellaneous	39,133	63,329	47,964
Total Investment Income	7,610,049	31,859,932	24,063,108

Expenses:
Investment management	943,915	3,245,405	2,470,388
Loan Interest	1,027,439	310,741	258,021
Audit and tax services	44,785	53,924	57,278
Custodian and accounting agent	30,966	56,681	47,536
Shareholder communications	22,366	45,521	40,136
Legal	18,892	76,471	73,836
Transfer agent	12,700	37,053	36,920
New York Stock Exchange listing	6,914	28,340	23,859
Trustees	5,874	19,102	14,196
Insurance	3,940	8,329	6,819
Auction agent and commissions	–	205,628	168,196
Miscellaneous	3,778	56,413	57,057
Total Expenses	2,121,569	4,143,608	3,254,242

Net Investment Income	5,488,480	27,716,324	20,808,866

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on investments	1,573,738	(9,262,937)	(7,873,954)
Net change in unrealized appreciation/depreciation of investments	871,366	(837,975)	(110,416)
Net realized and change in unrealized gain (loss)	2,445,104	(10,100,912)	(7,984,370)
Net Increase in Net Assets Resulting from Investment Operations	7,933,584	17,615,412	12,824,496
Dividends on Preferred Shares from Net Investment Income	–	(4,409,327)	(3,362,737)
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Investment Operations	$7,933,584	$13,206,085	$9,461,759

38	Semi-Annual Report	| August 31, 2018 |	See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

AllianzGI Convertible & Income 2024 Target Term Fund

	Six Months ended August 31, 2018 (unaudited)	Period from June 30, 2017** through February 28, 2018
Investment Operations:
Net investment income	$5,488,480	$6,336,947
Net realized gain	1,573,738	1,089,016
Net change in unrealized appreciation/depreciation	871,366	(1,979,708)
Net increase in net assets resulting from investment operations	7,933,584	5,446,255

Dividends to Common Shareholders from Net Investment Income	(5,038,935)	(5,878,756)

Share Transactions:
Net proceeds from shares issued in offering	–	179,457,239
Offering costs charged to paid-in capital in excess of par	–	(364,936)
Reinvestment of dividends	–	468
Net increase in net assets from share transactions	–	179,092,771
Total increase in net assets	2,894,649	178,660,270

Net Assets:
Beginning of period	178,760,272	100,002
End of period*	$181,654,921	$178,760,272
*Including undistributed net investment income of:	$1,023,795	$574,250

Shares Activity:
Shares outstanding, beginning of period	18,257,012	10,168
Shares issued in offering	–	18,246,796
Shares issued in reinvestment of dividends	–	48
Shares outstanding, end of period	18,257,012	18,257,012

** Commencement of operations.

See accompanying Notes to Financial Statements	| August 31, 2018 |	Semi-Annual Report	39

Statements of Changes in Net Assets Applicable to Common Shareholders

AllianzGI Convertible & Income Fund

	Six Months ended August 31, 2018 (unaudited)	Year ended February 28, 2018
Investment Operations:
Net investment income	$27,716,324	$60,943,168
Net realized gain (loss)	(9,262,937)	18,030,865
Net change in unrealized appreciation/depreciation	(837,975)	(32,466,081)
Net increase in net assets resulting from investment operations	17,615,412	46,507,952

Dividends on Preferred Shares from Net Investment Income	(4,409,327)	(6,007,597)
Net increase in net assets applicable to common shareholders resulting from investment operations	13,206,085	40,500,355

Dividends and Distributions to Common Shareholders from:
Net investment income	(34,720,678)	(68,079,863)
Return of capital	–	(959,598)
Total dividends and distributions to common shareholders	(34,720,678)	(69,039,461)

Preferred Share Transactions:
Net increase resulting from tender offer of Auction-Rate Preferred Shares**	8,023,500	–

Common Share Transactions:
Reinvestment of dividends	2,466,526	4,211,517
Total decrease in net assets applicable to common shareholders	(11,024,567)	(24,327,589)

Net Assets Applicable to Common Shareholders:
Beginning of period	580,866,838	605,194,427
End of period*	$569,842,271	$580,866,838
*Including dividends in excess of net investment income of:	$(19,948,054)	$(8,534,373)

Common Shares Activity:
Common shares outstanding, beginning of period	88,808,652	88,185,843
Common shares issued in reinvestment of dividends and distributions	376,678	622,809
Common shares outstanding, end of period	89,185,330	88,808,652

** See Note 7 in the Notes to Financial Statements.

40	Semi-Annual Report	| August 31, 2018 |	See accompanying Notes to Financial Statements

Statements of Changes in Net Assets Applicable to Common Shareholders

AllianzGI Convertible & Income Fund II

	Six Months ended August 31, 2018 (unaudited)	Year ended February 28, 2018
Investment Operations:
Net investment income	$20,808,866	$46,067,795
Net realized gain (loss)	(7,873,954)	15,554,119
Net change in unrealized appreciation/depreciation	(110,416)	(25,318,362)
Net increase in net assets resulting from investment operations	12,824,496	36,303,552

Dividends on Preferred Shares from Net Investment Income	(3,362,737)	(4,610,846)
Net increase in net assets applicable to common shareholders resulting from investment operations	9,461,759	31,692,706

Dividends and Distributions to Common Shareholders from:
Net investment income	(25,907,104)	(45,589,913)
Return of capital	–	(5,945,822)
Total dividends and distributions to common shareholders	(25,907,104)	(51,535,735)

Preferred Share Transactions:
Net increase resulting from tender offer of Auction-Rate Preferred Shares**	6,688,500	–

Common Share Transactions:
Reinvestment of dividends and distributions	1,713,116	2,964,037
Total decrease in net assets applicable to common shareholders	(8,043,729)	(16,878,992)

Net Assets Applicable to Common Shareholders:
Beginning of period	440,105,786	456,984,778
End of period*	$432,062,057	$440,105,786
*Including dividends in excess of net investment income of:	$(14,879,449)	$(6,418,474)

Common Shares Activity:
Common shares outstanding, beginning of period	74,921,851	74,430,542
Common shares issued in reinvestment of dividends and distributions	298,406	491,309
Common shares outstanding, end of period	75,220,257	74,921,851

** See Note 7 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements	| August 31, 2018 |	Semi-Annual Report	41

Statement of Cash Flows*

AllianzGI Convertible & Income 2024 Target Term Fund

Six Months ended August 31, 2018 (unaudited)

Decrease in Cash from:

Cash Flows provided by Operating Activities:
Net increase in net assets resulting from investment operations	$7,933,584

Adjustments to Reconcile Net Increase in Net Assets Resulting from Investment Operations to Net Cash provided by Operating Activities:
Purchases of long-term investments	(168,044,473)
Proceeds from sales of long-term investments	164,875,324
Purchases of short-term portfolio investments, net	(485,000)
Net change in unrealized appreciation/depreciation	(871,366)
Net amortization/accretion on investments	(283,384)
Net realized gain	(1,573,738)
Increase in payable for investments purchased	5,034,392
Increase in investments in Affiliated Funds — Trustees Deferred Compensation Plan	(14,460)
Decrease in Trustees Compensation Plan payable	14,460
Increase in receivable for investments sold	(2,585,933)
Decrease in interest and dividends receivable	418,700
Decrease in tax reclaims receivable	9,625
Decrease in receivable for principal paydowns	19,790
Decrease in prepaid expenses	1,522
Increase in investment management fees payable	16,885
Decrease in accrued expenses and other liabilities	(71,269)
Increase in loan interest payable	90,322
Net cash provided by operating activities	4,484,981

Cash Flows used for Financing Activities:
Increase in payable to custodian for cash overdraft	553,954
Cash dividends paid	(5,038,935)
Net cash used for financing activities	(4,484,981)
Net increase (decrease) in cash	–

Cash:
Beginning of period	–
End of period	$–

Supplemental Disclosure of Cash Flow Information:
Interest expense paid on loan	$937,117

* Statement of Cash Flows is not required for Convertible & Income and Convertible & Income II.

42	Semi-Annual Report	| August 31, 2018 |	See accompanying Notes to Financial Statements

Financial Highlights

AllianzGI Convertible & Income 2024 Target Term Fund

For a common share outstanding throughout each period^:

	Six Months ended August 31, 2018 (unaudited)	Period from June 30, 2017* through February 28, 2018
Net asset value, beginning of period	$9.79	$9.84	**
Investment Operations:
Net investment income	0.30	0.35
Net realized and change in unrealized gain (loss)	0.14	(0.06)
Total from investment operations	0.44	0.29
Dividends to Shareholders from Net Investment Income	(0.28)	(0.32)
Share Transactions:
Capital charge resulting from issuance of common shares and related offering costs	–	(0.02)
Net asset value, end of period	$9.95	$9.79
Market price, end of period	$9.31	$9.22
Total Investment Return (1)	4.01%	(4.59)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$181,655	$178,760
Ratio of expenses to average net assets, including interest expense (2)(3)	2.34%	2.14	%(4)(5)
Ratio of expenses to average net assets, excluding interest expense (2)(3)	1.21%	1.23	%(4)(5)
Ratio of net investment income to average net assets (2)	6.05%	5.47	%(4)(5)
Portfolio turnover rate	68%	66%

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Commencement of operations.
**	Initial public offering price of $10.00 per share less sales load of 1.65% of the offering price.
(1)	Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares. Total investment return for a period of less than one year is not annualized.
(2)	Annualized, unless otherwise noted.
(3)	Interest expense relates to participation in the debt financing (See Note 8).
(4)	Certain expenses incurred by the Fund were not annualized.
(5)	Inclusive of excise tax expense of 0.02% (not annualized).

See accompanying Notes to Financial Statements	| August 31, 2018 |	Semi-Annual Report	43

Financial Highlights

AllianzGI Convertible & Income Fund

For a common share outstanding throughout each period^:

	Six Months ended August 31, 2018 (unaudited)	Year ended
		February 28, 2018	February 28, 2017	February 29, 2016	February 28, 2015	February 28, 2014
Net asset value, beginning of period	$6.54	$6.86	$5.50	$8.44	$9.49	$8.78
Investment Operations:
Net investment income	0.31	0.69	0.73	0.83	0.87	1.02 (1)
Net realized and change in unrealized gain (loss)	(0.11)	(0.16)	1.44	(2.83)	(0.85)	0.75
Total from investment operations	0.20	0.53	2.17	(2.00)	0.02	1.77
Dividends on Preferred Shares from Net Investment Income (1)	(0.05)	(0.07)	(0.03)	(0.01)	(0.00)	(0.01)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	0.15	0.46	2.14	(2.01)	0.02	1.76
Dividends and Distributions to Common Shareholders from:
Net Investment Income	(0.39)	(0.77)	(0.78)	(0.93)	(1.08)	(1.08)
Return of capital	–	(0.01)	–	–	–	–
Total dividends and distributions to common shareholders	(0.39)	(0.78)	(0.78)	(0.93)	(1.08)	(1.08)
Preferred Share Transactions:
Accretion to net asset value, resulting from tender offer of Auction-Rate Preferred Shares	0.09	–	–	–	–	–
Common Share Transactions:
Accretion to net asset value, resulting from offerings	–	–	–	–	0.01	0.03
Capital charge resulting from issuance of common shares and related offering costs	–	–	–	–	(0.00)	(0.00)
Total common share transactions	–	–	–	–	0.01	0.03
Net asset value, end of period	$6.39	$6.54	$6.86	$5.50	$8.44 (2)	$9.49
Market price, end of period	$7.13	$6.93	$6.93	$4.92	$9.12	$10.20
Total Investment Return (3)	9.13%	12.22%	59.15%	(38.23)%	0.37%	24.87%

44	Semi-Annual Report	| August 31, 2018 |	See accompanying Notes to Financial Statements

Financial Highlights

AllianzGI Convertible & Income Fund

For a common share outstanding throughout each period^: (continued)

	Six Months ended August 31, 2018 (unaudited)		Year ended
			February 28, 2018	February 28, 2017		February 29, 2016		February 28, 2015		February 28, 2014
RATIOS/SUPPLEMENTAL DATA:
Net assets, applicable to common shareholders, end of period (000s)	$569,842		$580,867	$605,194		$484,512		$739,983		$811,397
Ratio of expenses to average net assets, including interest expense (4)(5)	1.46	%(6)(9)	1.28%	1.36	%(8)	1.26	%(8)	1.23	%(8)	1.21	%(7)(8)
Ratio of expenses to average net assets, excluding interest expense (4)(5)	1.35	%(6)(9)	1.28%	1.36	%(8)	1.26	%(8)	1.23	%(8)	1.21	%(7)(8)
Ratio of net investment income to average net assets (4)	9.75	%(6)(9)	10.32%	11.33	%(8)	11.51	%(8)	9.73	%(8)	11.13	%(7)(8)
Preferred shares asset coverage per share	$88,790		$65,668	$67,376		$58,927		$76,819		$81,820
Portfolio turnover rate	22%		34%	28%		51%		56%		79%

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(1)	Calculated on average common shares outstanding.
(2)	Payment from affiliate increased the net asset value by less than $0.01.
(3)	Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares. Total investment return for a period of less than one year is not annualized.
(4)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to average net assets of common shareholders.
(5)	Interest expense relates to participation in the debt financing (See Note 8).
(6)	Annualized, unless otherwise noted.
(7)	Inclusive of expense reimbursement from Investment Manager of 0.01%.
(8)	Inclusive of excise tax expense of 0.03%, less than 0.005%, 0.05% and 0.04% for the years ended February 28, 2017, February 29, 2016, February 28, 2015 and February 28, 2014, respectively.
(9)	Inclusive of tender offer expense of 0.02%.

See accompanying Notes to Financial Statements	| August 31, 2018 |	Semi-Annual Report	45

Financial Highlights

AllianzGI Convertible & Income Fund II

For a common share outstanding throughout each period^:

	Six Months ended August 31, 2018 (unaudited)	Year ended
		February 28, 2018	February 28, 2017	February 29, 2016	February 28, 2015	February 28, 2014
Net asset value, beginning of period	$5.87	$6.14	$4.89	$7.56	$8.53	$7.97
Investment Operations:
Net investment income	0.28	0.62	0.66	0.75	0.80	0.95 (1)
Net realized and change in unrealized gain (loss)	(0.11)	(0.14)	1.30	(2.55)	(0.75)	0.62
Total from investment operations	0.17	0.48	1.96	(1.80)	0.05	1.57
Dividends on Preferred Shares from Net Investment Income (1)	(0.04)	(0.06)	(0.02)	(0.01)	(0.00)	(0.01)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	0.13	0.42	1.94	(1.81)	0.05	1.56
Dividends to Common Shareholders from:
Net Investment Income	(0.35)	(0.61)	(0.69)	(0.86)	(1.02)	(1.02)
Return of capital	–	(0.08)	–	–	–	–
Total dividends and distributions to common shareholders	(0.35)	(0.69)	(0.69)	(0.86)	(1.02)	(1.02)
Preferred Share Transactions:
Accretion to net asset value, resulting from tender offer of Auction-Rate Preferred Shares	0.09	–	–	–	–	–
Common Share Transactions:
Accretion to net asset value, resulting from offerings	–	–	–	–	–	0.02
Capital charge resulting from issuance of common shares and related offering costs	–	–	–	–	–	(0.00)
Total common share transactions	–	–	–	–	–	0.02
Net asset value, end of period	$5.74	$5.87	$6.14	$4.89	$7.56 (2)	$8.53
Market price, end of period	$6.20	$6.10	$6.17	$4.46	$8.58	$9.71
Total Investment Return (3)	7.89%	10.84%	56.31%	(40.34)%	(0.81)%	28.50%

46	Semi-Annual Report	| August 31, 2018 |	See accompanying Notes to Financial Statements

Financial Highlights

AllianzGI Convertible & Income Fund II

For a common share outstanding throughout each period^: (continued)

	Six Months ended August 31, 2018 (unaudited)		Year ended
			February 28, 2018	February 28, 2017	February 29, 2016	February 28, 2015	February 28, 2014
RATIOS/SUPPLEMENTAL DATA:
Net assets, applicable to common shareholders, end of period (000s)	$432,062		$440,106	$456,985	$363,991	$559,342	$627,112
Ratio of expenses to average net assets, including interest expense (4)(5)	1.51	%(6)(8)	1.32%	1.37%	1.28%	1.19%	1.18	%(7)
Ratio of expenses to average net assets, excluding interest expense (4)(5)	1.39	%(6)(8)	1.32%	1.37%	1.28%	1.19%	1.18	%(7)
Ratio of net investment income to average net assets (4)	9.66	%(6)(8)	10.31%	11.46%	11.58%	9.87%	11.50	%(7)
Preferred shares asset coverage per share	$91,445		$65,147	$66,691	$58,208	$76,034	$82,218
Portfolio turnover rate	22%		33%	28%	51%	57%	93%

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(1)	Calculated on average common shares outstanding.
(2)	Payment from affiliate increased the net asset value by less than $0.01.
(3)	Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares. Total investment return for a period of less than one year is not annualized.
(4)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to average net assets of common shareholders.
(5)	Interest expense relates to participation in the debt financing (See Note 8).
(6)	Annualized, unless otherwise noted.
(7)	Inclusive of expense reimbursement from Investment Manager of 0.02%.
(8)	Inclusive of tender offer expense of 0.02%.

See accompanying Notes to Financial Statements	| August 31, 2018 |	Semi-Annual Report	47

Notes to Financial Statements

AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

August 31, 2018 (unaudited)

1. Organization and Significant Accounting Policies

AllianzGI Convertible & Income 2024 Target Term Fund (“Convertible & Income 2024 Target Term”), AllianzGI Convertible & Income Fund (“Convertible & Income”) and AllianzGI Convertible & Income Fund II (“Convertible & Income II”) (each, a “Fund” and, collectively, the “Funds”), were organized as Massachusetts business trusts on March 21, 2017, January 17, 2003 and April 22, 2003, respectively and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services — Investment Companies. Prior to commencing operations on June 30, 2017, Convertible & Income 2024 Target Term had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder and the sale and issuance of 10,168 shares at an aggregate price of $100,002 (net of sales load) to Allianz Asset Management of America L.P. (“AAM”). Convertible & Income and Convertible & Income II are organized and registered as diversified, closed-end management investment companies registered under the 1940 Act, and the rules and regulations thereunder. Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Investment Manager”), serves as the Funds’ investment manager. AllianzGI U.S. is an indirect, wholly-owned subsidiary of AAM. AAM is an indirect, wholly-owned subsidiary of Allianz SE, a publicly-traded European insurance and financial services company. Each Fund has authorized an unlimited amount of common shares with $0.00001 par value.

Convertible & Income 2024 Target Term’s investment objectives are to provide a high level of income and to return at least $9.835 per common share (the original net asset value per common share of beneficial interest before deducting offering costs of $0.02 per share) (the “Original NAV”) to holders of common shares on or about September 1, 2024 (the “Termination Date”). The objective to return Convertible & Income 2024 Target Term’s Original NAV is not an express or implied guarantee obligation of Convertible & Income 2024 Target Term, the Investment Manager or any other entity, and an investor may receive less than the Original NAV upon termination of Convertible & Income 2024 Target Term. Convertible & Income 2024 Target Term attempts to achieve its investment objectives by investing in a diversified portfolio of high yield securities, convertible securities and other income-producing debt instruments, including senior secured loans, primarily of U.S. issuers. The Fund intends, on or about the Termination Date, to cease its investment operations, liquidate its portfolio (to the extent possible), retire or redeem any outstanding leverage facilities and distribute all its liquidated assets to the then-record holders of common shares, unless such term is extended by the Trustees and absent Trustee and shareholder approval to amend the limited term.

Convertible & Income and Convertible & Income II each have an investment objective to provide total return through a combination of capital appreciation and high current income. Convertible & Income and Convertible & Income II attempt to achieve this objective by investing in a portfolio of domestic convertible securities and non-convertible income-producing securities.

There can be no assurance that the Funds will meet their stated objectives.

48	Semi-Annual Report	| August 31, 2018

Notes to Financial Statements

AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

August 31, 2018 (unaudited)

1. Organization and Significant Accounting Policies (continued)

The preparation of the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires the Funds’ management to make estimates and assumptions that affect the reported amounts and disclosures in each Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposures under these arrangements are unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

In August 2016, the FASB issued Accounting Standards Update (“ASU”) 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the statement of cash flows.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the statement of cash flows.

ASUs 2016-15 and 2016-18 took effect on March 1, 2018 and the financial statements have been modified accordingly, as applicable.

In March 2017, the FASB issued ASU 2017-08 which changes the amortization period for a callable debt security from the maturity date to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the FASB issued ASU 2018-13 which changes the fair value measurement disclosure requirements for investment companies. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of official closing prices, last reported sales prices, or if no sales or closing prices are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Funds’ investments are valued daily using prices supplied by an independent pricing service or broker/dealer quotations, or by using the last sale or settlement price on the exchange that is the primary market for such securities, or the mean between the last bid and ask quotations. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

The Board of Trustees of each Fund (together, the “Board”) has adopted procedures for valuing portfolio securities and other financial instruments in circumstances where market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), and has delegated primary responsibility for applying the valuation methods to the Investment Manager. The

August 31, 2018	| Semi-Annual Report	49

Notes to Financial Statements

AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

August 31, 2018 (unaudited)

1. Organization and Significant Accounting Policies (continued)

Funds’ Valuation Committee was established by the Board to oversee the implementation of the Funds’ valuation methods and to make fair value determinations on behalf of the Board, as necessary. The Investment Manager monitors the continued appropriateness of methods applied and identifies circumstances and events that may require fair valuation. The Investment Manager determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Investment Manager determines that a valuation method may no longer be appropriate, another valuation method previously approved by the Funds’ Valuation Committee may be selected or the Funds’ Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures adopted by the Board. The Board shall review and ratify the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Funds’ Valuation Committee.

Short-term debt instruments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing premiums or discounts based on their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

The prices used by the Funds to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material to the Funds’ financial statements. Each Fund’s net asset value (“NAV”) is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern Time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business. In unusual circumstances, the Board or the Valuation Committee may in good faith determine the NAV as of 4:00 p.m., Eastern Time, notwithstanding an earlier, unscheduled close or halt of trading on the NYSE.

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

∎	Level 1 – quoted prices in active markets for identical investments that the Funds have the ability to access
∎

Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

∎

Level 3 – valuations based on significant unobservable inputs (including the Investment Manager’s or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Funds to measure fair value during the six months ended August 31, 2018 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume

50	Semi-Annual Report	| August 31, 2018

Notes to Financial Statements

AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

August 31, 2018 (unaudited)

1. Organization and Significant Accounting Policies (continued)

and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities within Level 2 and Level 3, in accordance with U.S. GAAP.

Equity Securities (Common and Preferred Stock and Warrants) – Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Convertible Bonds & Notes – Convertible bonds & notes are valued by independent pricing services based on various inputs and techniques, which include broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of convertible bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes – Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Senior Loans – Senior Loans generally are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other

August 31, 2018	| Semi-Annual Report	51

Notes to Financial Statements

AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

August 31, 2018 (unaudited)

1. Organization and Significant Accounting Policies (continued)

benchmark securities when broker-dealer quotes are unavailable. These quoted prices are based on interest rates, yield curves, option adjusted spreads, credit spreads and/or other criteria. To the extent that these inputs are observable, the values of Senior Loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discounts and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income. Conversion premium is not amortized. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, and then are recorded as soon after the ex-dividend date as the Funds, using reasonable diligence, become aware of such dividends. Facility fees and other fees (such as origination fees) received on settlement date are amortized as income over the expected term of the senior loan. Consent fees relating to corporate actions and facility fees and other fees received after settlement date relating to senior loans and commitment fees received relating to unfunded purchase commitments are recorded as miscellaneous income upon receipt. Payments received from certain investments may be comprised of dividends, realized gains and return of capital. These payments may initially be recorded as dividend income and may subsequently be reclassified as realized gains and/or return of capital upon receipt of information from the issuer. Payments considered return of capital reduce the cost basis of the respective security. Distributions, if any, in excess of the cost basis of a security are recognized as capital gains. Expenses are recorded on an accrual basis.

(d) Federal Income Taxes

The Funds intend to distribute all of their taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. The Funds may be subject to excise tax based on distributions to shareholders.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. In accordance with provisions set forth under U.S. GAAP, the Investment Manager has reviewed the Funds’ tax positions for all open tax years. As of August 31, 2018, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken. The Funds’ federal income tax returns for the prior three years, as applicable, remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions – Common Shares

The distributions by Convertible & Income 2024 Target Term may be comprised in varying portions of net investment income, capital gains, including short-term or long-term capital

52	Semi-Annual Report	| August 31, 2018

Notes to Financial Statements

AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

August 31, 2018 (unaudited)

1. Organization and Significant Accounting Policies (continued)

gains, and return of capital. Convertible & Income 2024 Target Term may distribute some or all net realized long-term capital gains not previously distributed, if any, at least annually.

The Funds declare dividends from net investment income to common shareholders monthly. The distributions by Convertible & Income and Convertible & Income II may be comprised in varying proportions of net investment income and return of capital. Convertible & Income and Convertible & Income II distribute net realized capital gains, if any, at least annually. The Funds record dividends and distributions on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains or return of capital is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital. As of August 31, 2018, it is anticipated that Convertible & Income and Convertible & Income II will have a return of capital at fiscal year-end.

(f) Convertible Securities

It is the Funds’ policy to invest a portion of their assets in convertible securities. Although convertible securities derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Funds’ investments in convertible securities include features which render them sensitive to price changes in their underlying securities. The value of structured/synthetic convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at risk of loss depending on the performance of the underlying equity security. Consequently, the Funds are exposed to greater downside risk than traditional convertible securities, but typically still less than that of the underlying stock.

(g) Senior Loans

The Funds may purchase assignments of, and participations in, Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Funds succeed to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender. The Funds may also enter into lending arrangements involving unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Funds to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the principal amounts may never be utilized by the borrower.

August 31, 2018	| Semi-Annual Report	53

Notes to Financial Statements

AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

August 31, 2018 (unaudited)

1. Organization and Significant Accounting Policies (continued)

The Funds may purchase the securities of distressed companies (including assignments or direct investments), including companies engaged in restructurings or bankruptcy proceedings. Investments in distressed companies may include senior obligations of an issuer issued in connection with a restructuring under Chapter 11 of the U.S. Bankruptcy Code (commonly known as “debtor-in-possession” or “DIP” financings). Debtor-in-possession financings generally allow the issuer to continue its operations while reorganizing. Such financings constitute senior liens on unencumbered collateral (i.e., collateral not subject to other creditors’ claims). There is risk that the issuer under a debtor-in-possession financing will not emerge from Chapter 11 and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, the Funds’ only recourse would be against the collateral securing the debtor-in-possession financing.

(h) Payment In-Kind Securities

The Funds may invest in payment in-kind securities, which are debt or preferred stock securities that require or permit payment of interest in the form of additional securities. Payment in-kind securities allow the issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater risk than securities that pay interest currently or in cash.

(i) Warrants

The Funds may receive warrants. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants may be freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

(j) Statement of Cash Flows

U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a statement of cash flows for each period for

54	Semi-Annual Report	| August 31, 2018

Notes to Financial Statements

AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

August 31, 2018 (unaudited)

1. Organization and Significant Accounting Policies (continued)

which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that the fund had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Convertible & Income 2024 Target Term’s indebtedness has been determined to be at a level requiring a statement of cash flows. The Statement of Cash Flows has been prepared using the indirect method which required net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities. Convertible & Income and Convertible & Income II do not require a Statement of Cash Flows.

(k) Loan Interest Expense

With respect to Convertible & Income 2024 Target Term, loan interest expense relates to amounts borrowed under the BNP Facility (as defined below) and under its SSB Facility (as defined below). With respect to Convertible & Income and Convertible & Income II, loan interest expense relates to amounts borrowed under each Fund’s respective SSB Facility (See Note 8). Loan interest expense is recorded as it is incurred.

(l) Repurchase Agreements

The Funds are parties to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements include provisions for initiation of repurchase transactions, income payments, events of default, and maintenance of collateral.

The Funds enter into transactions, under the Master Repo Agreements, with their custodian bank or securities brokerage firms whereby they purchase securities under agreements (i.e., repurchase agreements) to resell such securities at an agreed upon price and date. The

Funds, through their custodian, take possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair value. The collateral that is pledged (i.e. the securities received by the Funds), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Funds until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Funds require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults under the Master Repo Agreements and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited. The gross values are included in the Funds’ Schedules of Investments. As of August 31, 2018, the value of the related collateral exceeded the value of the repurchase agreements for each Fund.

(m) Restricted Securities

The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

2. Principal Risks

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Funds are also exposed to other risks

August 31, 2018	| Semi-Annual Report	55

Notes to Financial Statements

AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

August 31, 2018 (unaudited)

2. Principal Risks (continued)

such as, but not limited to, interest rate, credit and leverage risks. Additionally, Convertible & Income 2024 Target Term is exposed to limited term risk.

Interest rate risk is the risk that fixed income securities’ valuations will change because of changes in interest rates. During periods of rising nominal interest rates, the values of fixed income instruments are generally expected to decline. Conversely, during periods of declining nominal interest rates, the values of fixed income instruments are generally expected to rise. To the extent that a Fund effectively has short positions with respect to fixed income instruments, the values of such short positions would generally be expected to rise when nominal interest rates rise and to decline when nominal interest rates decline. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Interest rate changes can be sudden and unpredictable, and a fund may lose money as a result of movements in interest rates. A fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended. The values of equity and other non-fixed income securities may also decline due to fluctuations in interest rates.

The Funds are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by the Funds. Even when markets perform well, there is no assurance that the investments held by the Funds will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

The Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Investment Manager seeks to minimize the Funds’ counterparty risk by performing reviews of each counterparty and

56	Semi-Annual Report	| August 31, 2018

Notes to Financial Statements

AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

August 31, 2018 (unaudited)

2. Principal Risks (continued)

by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Funds are exposed to risks associated with leverage. Leverage may cause the value of the Funds’ shares to be more volatile than if the Funds did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds’ portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. In addition, to the extent the Funds employ leverage, dividend and interest costs on such leverage may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Funds’ investment returns, resulting in greater losses. As discussed further in Note 6, Convertible & Income and Convertible & Income II have auction-rate preferred shares outstanding. As discussed further in Note 8, the Funds have entered into a liquidity facility.

Convertible & Income 2024 Target Term is exposed to limited term risk. The Fund has a limited term feature, pursuant to which it intends, on or about September 1, 2024, to cease its investment operations, liquidate its portfolio (to the extent possible), retire or redeem any outstanding leverage facilities and distribute all its liquidated assets to its then record shareholders, unless the term is extended by the Fund’s Board of Trustees (for up to six months) and absent Trustee and shareholder approval to amend the limited term. Because the assets of the Fund will be liquidated in connection with its termination, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, or at a time when a particular security has entered into default or bankruptcy, or otherwise is in severe distress, which may cause the Fund to lose money. Although the Fund has an investment objective of returning the Original NAV to Common Shareholders on or about the Termination Date, this is not a guarantee and the Fund may not be successful in achieving this objective. There can be no assurance that the Fund will be able to return the Original NAV to Common Shareholders, and such return is not backed or otherwise guaranteed by the Fund, the Investment Manager or any other entity.

The Funds may hold defaulted securities that may involve special considerations including bankruptcy proceedings, other regulatory and legal restrictions affecting the Funds’ ability to trade, and the availability of prices from independent pricing services or dealer quotations. Defaulted securities are often illiquid and may not be actively traded. Sale of securities in bankrupt companies at an acceptable price may be difficult and differences compared to the value of the securities used by the Funds could be material. A Fund may incur additional expenses to the extent it is required to seek recovery upon a portfolio security’s default in the payment of principal or interest. In any bankruptcy proceeding relating to a defaulted investment, a Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment.

Investments in senior loans and repurchase agreements also involve special risks. Although typically secured, senior loans may not be backed by sufficient collateral to satisfy their issuers’ obligations in the event of bankruptcy

August 31, 2018	| Semi-Annual Report	57

Notes to Financial Statements

AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

August 31, 2018 (unaudited)

2. Principal Risks (continued)

or similar scenarios. Senior loans may also be illiquid. Similarly, repurchase agreements may result in losses if the collateral associated with such positions is insufficient in the event of a counterparty default or similar scenario. Repurchase agreement positions may also be illiquid.

3. Investment Manager & Deferred Compensation

Investment Manager. Each Fund has an Investment Management Agreement (for the

purpose of this section, each an “Agreement”) with the Investment Manager. Subject to the supervision of the Funds’ Board, the Investment Manager is responsible for managing, either directly or through others selected by it, the Funds’ investment activities, business affairs and administrative matters. Pursuant to its Agreement, Convertible & Income 2024 Target Term pays the Investment Manager an annual fee, payable monthly, at an annual rate of 0.75% of its average daily total managed assets. Total managed assets for Convertible & Income 2024 Target Term refer to the total assets of the Fund (including assets attributable to any borrowings, issued debt securities or preferred shares that may be outstanding, reverse repurchase agreements and dollar rolls) minus accrued liabilities (other than liabilities representing borrowings, issued debt securities, reverse repurchase agreements and dollar rolls). Pursuant to their Agreements, Convertible & Income and Convertible &

Income II, pay the Investment Manager an annual fee, payable monthly, at an annual rate of 0.70% of each Fund’s average daily total managed assets. Total managed assets for Convertible & Income and Convertible & Income II refer to the total assets of the Fund (including any assets attributable to any preferred shares or other forms of leverage of the Fund that may be outstanding) minus accrued liabilities (other than liabilities representing leverage).

Deferred Compensation. Trustees do not currently receive any pension or retirement benefits from the Funds. The Funds have adopted a deferred compensation plan (the “Plan”) for the Trustees, which permits the Trustees to defer their receipt of compensation from the Funds, at their election, in accordance with the terms of the Plan. Under the Plan, each Trustee may elect not to receive all or a portion of his or her fees from the Funds on a current basis but to receive in a subsequent period, chosen by the Trustee, an amount equal to the value of such compensation if such compensation had been invested in one or more series of Allianz Funds Multi-Strategy Trust or Allianz Funds selected by the Trustees from and after the normal payment dates for such compensation. The deferred compensation program is structured such that the Funds remain in substantially the same financial position whether Trustee fees are paid when earned or deferred.

4. Investments in Securities

For the six months ended August 31, 2018, purchases and sales of investments, other than short-term securities were:

	Purchases	Sales
Convertible & Income 2024 Target Term	$168,044,473	$164,875,324
Convertible & Income	198,224,213	196,406,953
Convertible & Income II	150,171,819	150,912,740

58	Semi-Annual Report	| August 31, 2018

Notes to Financial Statements

AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

August 31, 2018 (unaudited)

5. Income Tax Information

At August 31, 2018, the aggregate cost basis and the net unrealized depreciation of investments for federal income tax purposes were:

	Federal Tax Cost Basis(1)	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Depreciation
Convertible & Income 2024 Target Term	$254,742,319	$3,640,577	$5,564,422	$(1,923,845)
Convertible & Income	947,960,226	52,817,169	86,138,714	(33,321,545)
Convertible & Income II	719,864,249	40,875,965	64,522,985	(23,647,020)

(1)	Differences between book and tax cost basis are primarily attributable to wash sale loss deferrals, if any, and differing treatment of bond premium amortization.

6. Auction-Rate Preferred Shares

Convertible & Income has 1,894 shares of Preferred Shares Series A, 1,779 shares of Preferred Shares Series B, 1,909 shares of Preferred Shares Series C, 1,842 shares of Preferred Shares Series D and 1,507 shares of Preferred Shares Series E outstanding, each with a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends.

Convertible & Income II has 1,296 shares of Preferred Shares Series A, 1,512 shares of

Preferred Shares Series B, 1,239 shares of Preferred Shares Series C, 1,156 shares of Preferred Shares Series D and 1,298 shares of Preferred Shares Series E outstanding, each with a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends.

Dividends are accumulated daily at an annual rate that is typically re-set every seven days. Distributions of net realized capital gains, if any, are paid annually.

For the six months ended August 31, 2018, the annualized dividend rates paid with respect to the Preferred shares of Convertible & Income and Convertible & Income II ranged from:

	High	Low	At August 31, 2018
Series A	2.927%	2.162%	2.852%

Series B	2.882%	2.147%	2.852%

Series C	2.867%	2.162%	2.852%

Series D	2.867%	2.162%	2.852%

Series E	2.882%	2.177%	2.882%

Convertible & Income and Convertible & Income II are subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Funds from declaring or paying any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred

Shares at their liquidation preference plus any accumulated, unpaid dividends.

Preferred shareholders, who are entitled to one vote per shares, generally vote together with the common shareholders but vote separately as a class to elect two Trustees and on certain matters adversely affecting the rights of the Preferred Shares.

August 31, 2018	| Semi-Annual Report	59

Notes to Financial Statements

AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

August 31, 2018 (unaudited)

6. Auction-Rate Preferred Shares (continued)

Since mid-February 2008, holders of auction-rate preferred shares (“ARPS”) issued by the Funds have been directly impacted by a lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed-end funds. Since then, regularly scheduled auctions for the Preferred shares (which are ARPS) issued by the Funds have consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction.

In a failed auction, ARPS holders cannot sell all, and may not be able to sell any, of their shares tendered for sale. While repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or automatically alter the credit quality of the ARPS, and ARPS holders have continued to receive dividends at the defined “maximum rate”, which for the Funds is equal to the 7-day “AA” Composite Commercial Paper Rate multiplied by a minimum of 150%, depending on the credit rating of the ARPS. The maximum rate is a function of short-term interest rates and typically higher than the rate that would have otherwise been set through a successful auction.

On May 29, 2014, Moody’s Investors Service upgraded each Fund’s Preferred shares ratings to Aa3 from A1. As a result, the applicable multiplier for calculating the maximum rate decreased from 200% to 150% beginning on that date. If the Funds’ Preferred shares auctions continue to fail and the “maximum rate” payable on the Preferred shares rises as result of changes in short-term interest rates, returns for the Funds’ common shareholders could be adversely affected.

7. Tender Offer

On June 20, 2018, the Board announced a tender offer to purchase for cash up to 100% of the outstanding ARPS of each of Convertible & Income and Convertible & Income II at a price equal to 94% of the ARPS’ liquidation preference of $25,000 per share (or $23,500 per share) plus any unpaid dividends accrued through the expiration date of each tender offer, or such later date to which such tender offer may be extended (each a “Tender Offer” and, together, the “Tender Offers”).

On June 28, 2018, Convertible & Income and Convertible & Income II each commenced its respective Tender Offer. The tables below include the per share liquidation preference and tender offer price per share for the ARPS of each of Convertible & Income and Convertible & Income II.

On July 31, 2018, the Tender Offers expired and Convertible & Income and Convertible & Income II announced the results of the Tender Offers. With respect to Convertible & Income, 5,349 ARPS were tendered, representing approximately 37% of the outstanding ARPS. With respect to Convertible & Income II, 4,459 ARPS were tendered, representing approximately 41% of the outstanding ARPS. The Tender Offers resulted in accretion to the NAVs of common shareholders of $0.09 per common share for both Convertible & Income and Convertible & Income II. The ARPS of Convertible & Income and Convertible & Income II that were not tendered remain outstanding.

60	Semi-Annual Report	| August 31, 2018

Notes to Financial Statements

AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

August 31, 2018 (unaudited)

7. Tender Offer (continued)

Details of the ARPS tendered and not withdrawn for the six months ended August 31, 2018 are provided in the tables below:

Convertible & Income	Liquidation Preference Per share	Tender Offer Price Per Share	Price Percentage	Cash Exchanged for ARPS Tendered Including Accrued Dividends	ARPS Outstanding as of 2/28/2018	ARPS Tendered	ARPS Outstanding after Tender Offer as of 8/31/2018
Series A	$25,000	$23,500	94%	$22,608,878	2,856	962	1,894

Series B	25,000	23,500	94%	25,309,500	2,856	1,077	1,779

Series C	25,000	23,500	94%	22,265,661	2,856	947	1,909

Series D	25,000	23,500	94%	23,838,959	2,856	1,014	1,842

Series E	25,000	23,500	94%	31,706,769	2,856	1,349	1,507

				$125,729,767	14,280	5,349	8,931

Convertible & Income II	Liquidation Preference Per share	Tender Offer Price Per Share	Price Percentage	Cash Exchanged for ARPS Tendered Including Accrued Dividends	ARPS Outstanding as of 2/28/2018	ARPS Tendered	ARPS Outstanding after Tender Offer as of 8/31/2018
Series A	$25,000	$23,500	94%	$21,057,750	2,192	896	1,296

Series B	25,000	23,500	94%	15,980,000	2,192	680	1,512

Series C	25,000	23,500	94%	22,406,732	2,192	953	1,239

Series D	25,000	23,500	94%	24,356,175	2,192	1,036	1,156

Series E	25,000	23,500	94%	21,012,491	2,192	894	1,298

				$104,813,148	10,960	4,459	6,501

8. Liquidity Facility

Each of Convertible & Income 2024 Target Term, Convertible & Income and Convertible & Income II has entered into a liquidity facility (each a “SSB Facility” and together the “SSB Facilities”) with State Street Bank & Trust Company (“State Street”). The maximum capital commitment amounts under the respective SSB Facilities are $71,000,000,

$265,000,000 and $210,000,000, respectively. Interest on amounts drawn under each SSB Facility is charged at a daily rate equal to the U.S. 3-month LIBOR rate plus 0.55%, with a commitment fee of 0.15% payable on the maximum capital commitment amount less the amount drawn. At August 31, 2018, the Funds had borrowings outstanding under the SSB Facilities totaling $69,700,000, $125,701,500

August 31, 2018	| Semi-Annual Report	61

Notes to Financial Statements

AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

August 31, 2018 (unaudited)

8. Liquidity Facility (continued)

and $104,786,500, respectively. The interest rate charged at August 31, 2018, was 2.871%. During the period ended August 31, 2018, the weighted average daily balance outstanding was $69,700,000, $125,701,500 and $104,786,500, respectively, at the weighted average interest rate of 3.083%, 2.873% and 2.873%, respectively. Convertible & Income 2024 Target Term previously had a margin loan financing agreement with BNP Paribas Prime Brokerage International Ltd. at a daily rate equal to the U.S. 3-month LIBOR rate plus 0.90% which expired on June 26, 2018 (the “BNP Facility”). Loan interest expense of $1,027,439, $310,741 and $258,021, respectively, are included in the Funds’ Statement of Operations. Borrowings under the SSB Facilities are fully secured by an all-assets lien. The SSB Facilities permit draw-downs to be funded through securities lending and reverse repurchase transactions administered by State Street.

The Funds have the right to call a loan and obtain the securities loaned after notice to State Street. As of August 31, 2018, Convertible & Income 2024 Term and Convertible & Income used approximately $63,344,814 and $53,889,750, respectively, of their cash collateral to offset borrowings under the SSB Facilities, representing 25.2% and 5.9% of managed assets, respectively. As of August 31, 2018, $61,863,998 and $52,832,323 of securities were on loan (all fixed income securities), respectively, under the SSB Facilities. These amounts are reflected on the Statements of Assets and Liabilities in Investments, at value. The borrowings are categorized as Level 2 within the fair value hierarchy.

9. Related Party Transactions

The Investment Manager is a related party. Fees payable to this party are disclosed in Note 3 and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

The Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers comply with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price.

During the six months ended August 31, 2018, the Funds didn’t engaged in sales of securities pursuant to Rule 17a-7 of the 1940 Act.

10. Common Shares Issued

During the fiscal year ended February 28, 2018, Convertible & Income 2024 Target Term issued 16,500,000 common shares in its initial public offering. An additional 1,746,796 shares were issued in connection with the exercise of the underwriters’ over-allotment option. These shares were all issued at $9.835 per share (public offering price of $10.00 per share less sales load of 1.65% of the offering price). Offering costs of $364,936 (representing $0.02 per share) were incurred by Convertible & Income 2024 Target Term for the shares issued in the initial offering and the exercise of the underwriter’s over-allotment option and were charged to paid-in capital in excess of par. The Investment Manager agreed to pay all offering costs associated with the public offering (other than the sales load) exceeding $0.02 per share, which came to approximately $1,170,064.

62	Semi-Annual Report	| August 31, 2018

Notes to Financial Statements

AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

August 31, 2018 (unaudited)

11. Significant Account Holder

From time to time, a Fund may have a concentration of shareholders, which may include the Investment Manager or affiliates of the Investment Manager, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on a Fund. At August 31, 2018, RiverNorth Capital Management, LLC., held 5%

or more of shares of common stock of Convertible & Income 2024 Target Term.

12. Subsequent Events

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On September 4, 2018 the following monthly dividends were declared to common shareholders, payable October 1, 2018 to common shareholders of record on September 14, 2018:

Convertible & Income 2024 Target Term	$0.046 per common share
Convertible & Income	$0.065 per common share
Convertible & Income II	$0.0575 per common share

On September 11, 2018, Convertible & Income II issued 4,360,000 shares of 5.50% Series A Cumulative Preferred Shares with an aggregate liquidation value of $109,000,000. The shares are perpetual, non-callable for a period of five years and have a liquidation preference of $25.00 per share. Dividends to be paid at an annual rate of 5.50% are expected to be paid in cash on a quarterly basis, beginning October 1, 2018, with the first such payment pro-rated from the date of issuance. The Series A Cumulative Preferred Shares of Convertible & Income II received a long-term rating of “AAA” from Fitch Ratings. The net proceeds of the issuance were used to repay the full amount outstanding under the SSB Facility.

On September 14, 2018, Convertible & Income II declared a $0.076389 per share distribution to Series A Cumulative Preferred shareholders, payable October 1, 2018 to shareholders of record on September 24, 2018.

On September 20, 2018, Convertible & Income issued 4,000,000 shares of 5.625% Series A Cumulative Preferred Shares with an aggregate liquidation value of $100,000,000. The shares are perpetual, non-callable for a period of five years and have a liquidation preference of $25.00 per share. Dividends to be paid at an annual rate of 5.625% are expected to be paid in cash on a quarterly basis, beginning October 1, 2018, with the first such payment pro-rated from the date of issuance. The Series A Cumulative Preferred Shares of Convertible & Income received a long-term rating of “AAA” from Fitch Ratings. The net proceeds of the issuance were used to repay a portion of the amount outstanding under the SSB Facility.

On September 20, 2018, Convertible & Income declared a $0.0429688 per share distribution to Series A Cumulative Preferred shareholders, payable October 1, 2018 to shareholders of record on September 24, 2018.

August 31, 2018	| Semi-Annual Report	63

Notes to Financial Statements

AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

August 31, 2018 (unaudited)

12. Subsequent Events (continued)

On October 1, 2018 the following monthly dividends were declared to common shareholders, payable November 1, 2018 to common shareholders of record on October 11, 2018:

Convertible & Income 2024 Target Term	$0.046 per common share
Convertible & Income	$0.065 per common share
Convertible & Income II	$0.0575 per common share

There were no other subsequent events identified that require recognition or disclosure.

64	Semi-Annual Report	| August 31, 2018

Annual Shareholder Meeting Results/Changes to Fund Officers/Proxy Voting Policies & Procedures (unaudited)

AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

August 31, 2018 (unaudited)

Convertible & Income 2024 Target Term, Convertible & Income and Convertible & Income II held their meeting of shareholders on July 12, 2018. Shareholders voted as indicated below:

Convertible & Income 2024 Target Term:	Affirmative	Withheld Authority
Re-election of Hans W. Kertess — Class I to serve until the annual meeting for the 2021-2022 fiscal year	16,660,986	79,842

Re-election of William B. Ogden, IV — Class I to serve until the annual meeting for the 2021-2022 fiscal year	16,658,268	82,560

Re-election of Alan Rappaport — Class I to serve until the annual meeting for the 2021-2022 fiscal year	16,664,644	76,184

Re-election of Davey S. Scoon — Class I to serve until the annual meeting for the 2021-2022 fiscal year	16,663,374	77,454

Election of Erick R. Holt† — Class II to serve until the annual meeting for the 2020-2021 fiscal year	16,663,402	77,426

The other members of the Board of Trustees at the time of the meeting, namely, Ms. Deborah A. DeCotis and Messrs. F. Ford Drummond, A. Douglas Eu†, Bradford K. Gallagher, James A. Jacobson and James S. MacLeod continued to serve as Trustees of the Fund.

†	Interested Trustee

Convertible & Income:	Affirmative	Withheld Authority
Re-election of Deborah A. DeCotis — Class III to serve until the annual meeting for the 2021-2022 fiscal year	77,053,514	2,482,862
Re -election of F. Ford Drummond — Class III to serve until the annual meeting for the 2021-2022 fiscal year	77,251,934	2,284,442
Re-election of James S. MacLeod — Class III to serve until the annual meeting for the 2021-2022 fiscal year	77,272,195	2,264,181
Re-election of A. Douglas Eu† — Class III to serve until the annual meeting for the 2021-2022 fiscal year	77,251,089	2,285,287
Election of Erick R. Holt† — Class I to serve until the annual meeting for the 2019-2020 fiscal year	77,321,579	2,214,797

The other members of the Board of Trustees at the time of the meeting, namely, Messrs. Davey S. Scoon, Bradford K. Gallagher, Hans W. Kertess, James A. Jacobson*, William B. Ogden, IV and Alan Rappaport continued to serve as Trustees of the Fund.

*	Mr. Jacobson was elected by preferred shareholders voting as a separate class. All other trustees of the Convertible & Income were elected by common and preferred shareholders voting together as a single class.
†	Interested Trustee

Convertible & Income II:	Affirmative	Withheld Authority
Re-election of F. Ford Drummond — Class III to serve until the annual meeting for the 2021-2022 fiscal year	66,620,839	2,493,508
Re-election of Hans W. Kertess — Class III to serve until the annual meeting for the 2021-2022 fiscal year	66,336,101	2,778,246
Re-election of James S. MacLeod — Class III to serve until the annual meeting for the 2021-2022 fiscal year	66,685,217	2,429,130

August 31, 2018	| Semi-Annual Report	65

Annual Shareholder Meeting Results/Changes to Fund Officers/Proxy Voting Policies & Procedures (unaudited)

AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

August 31, 2018 (unaudited) (continued)

Convertible & Income II:	Affirmative	Withheld Authority
Re-election of A. Douglas Eu† — Class III to serve until the annual meeting for the 2021-2022 fiscal year	66,574,790	2,539,557
Election of Erick R. Holt† — Class I to serve until the annual meeting for the 2019-2020 fiscal year	66,637,465	2,476,882

The other members of the Board of Trustees at the time of the meeting, namely, Ms. Deborah A. DeCotis and Messrs. Davey S. Scoon, Bradford K. Gallagher, James A. Jacobson*, William B. Ogden, IV and Alan Rappaport continued to serve as Trustees of the Fund.

*	Mr. Jacobson was elected by preferred shareholders voting as a separate class. All other trustees of the Convertible & Income II were elected by common and preferred shareholders voting together as a single class.
†	Interested Trustee

Changes to Fund Officers:

Effective April 13, 2018, Lawrence G. Altadonna resigned as the Treasurer, Principal Financial and Accounting officer of the Funds.

Effective April 13, 2018, Scott Whisten was appointed Treasurer, Principal Financial and Accounting officer of the Funds.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Funds’ shareholder servicing agent at (800) 254-5197; (ii) on the Funds’ website at us.allianzgi.com/en-us/products-solutions/closed-end-funds; and (iii) on the Securities and Exchange Commission website at www.sec.gov.

66	Semi-Annual Report	| August 31, 2018

Matters Relating to the Trustees’ Consideration of the Investment Management Agreements (unaudited)

AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

The Investment Company Act of 1940, as amended, requires that both the full Board of Trustees (the “Board” or the “Trustees”) and a majority of the non-interested Trustees (the “Independent Trustees”), voting separately, annually approve the continuation of each Fund’s (as defined below) Investment Management Agreement (for purposes of this section, the “Advisory Agreements” or the “Agreements”) with Allianz Global Investors U.S. LLC (the “Investment Manager”).

The Board, including the Independent Trustees, met in person on June 13, 2018 (the “approval meeting”) for the specific purpose of considering whether to approve the continuation of the Advisory Agreements for an additional year. The Funds’ Contracts Committees, which are comprised of all of the Independent Trustees, met on May 30, 2018 and June 13, 2018 (together with the approval meeting, the “contract review meetings”) with independent counsel to discuss the materials provided by the Investment Manager in response to the Independent Trustees’ written request for information regarding the annual renewal. Representatives from fund management attended portions of those meetings to, among other topics, review the comparative fee and expense information and comparative performance information prepared and provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, for each Fund using its respective Broadridge peer groups for performance and expense comparisons.

At their meeting held on June 13, 2018 the Board, including the Independent Trustees, unanimously approved the continuation of the Agreements for an additional one-year period commencing July 1, 2018 with respect to AllianzGI Convertible & Income 2024 Target Term Fund (“CBH”), AllianzGI Convertible & Income Fund (“NCV”), and AllianzGI Convertible & Income Fund II (“NCZ” and,

together with CBH and NCV, for the purposes of this section, the “Funds”). The material factors and conclusions that formed the basis of these approvals are discussed below.

In connection with their deliberations regarding the approval of the Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees also considered the nature, quality and extent of the various investment management, administrative and other services to be performed by the Investment Manager under the applicable Agreement.

In connection with their contract review meetings, the Trustees received and relied upon materials provided by the Investment Manager including, among other items: (i) information provided by Broadridge on the total return investment performance (based on net asset value and common share market price) of the Funds for various time periods, and the investment performance of a group of funds identified by Broadridge with investment classifications and/or objectives comparable to those of the Funds (the “Broadridge Performance Universe”); (ii) information provided by Broadridge on the Funds’ management fees and other expenses, and the fees and other expenses of comparable funds identified by Broadridge (the “Broadridge Expense Group” or “Expense Group”) (based both on common share and leveraged assets combined (if applicable), and on common share assets alone); (iii) information regarding the investment performance and fees for other funds and separately managed accounts managed by the Investment Manager with strategies that have similarities (but none of which are substantially similar) to those of the Funds; (iv) an estimate of the profitability to the Investment Manager from its relationship with the Funds for the twelve months ended December 31, 2017; (v) descriptions of various functions performed by the Investment Manager for the Funds, such as

August 31, 2018	| Semi-Annual Report	67

Matters Relating to the Trustees’ Consideration of the Investment Management Agreements (unaudited) (continued)

AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

portfolio management, compliance monitoring, portfolio trading practices and oversight of third party service providers; (vi) information regarding the overall organization and business functions of the Investment Manager, including, without limitation, information regarding senior management, portfolio managers and other personnel providing investment management, administrative, compliance and other services, and corporate ownership and business operations unrelated to the Funds; (vii) fact cards for each Fund including, among other information, investment objective, total net assets, annual fund operating expenses, portfolio managers, performance based on net asset value and market value, related share price premium and/or discount information, performance (based on net asset value and market value) relative to each Fund’s Broadridge Performance Universe, total expense ratio and management fee comparisons between each Fund and its Broadridge Expense Group and trends in profitability to the Investment Manager from its relationship with each Fund; (viii) summaries assigning a quadrant placement to each Fund based on an average of certain measures of performance and fees/expenses versus its Broadridge peer group medians; (ix) information regarding the Funds’ use of leverage, if any; and (x) so-called “fall-out benefits” potentially available to the Investment Manager as a result of its advisory arrangements with the Funds.

The Trustees’ conclusions as to the approval of the Agreements were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors. The Trustees recognized that the fee arrangements for the Funds are the result of review and discussion in the prior years between the Independent Trustees and the Investment Manager, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years. The Trustees evaluated information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund. The Trustees also considered the risk profiles of the Funds.

The Trustees considered, among other matters, that the Investment Manager provides the Funds with office space, administrative services and personnel to serve as officers of the Funds, and that the Investment Manager and its affiliates pay all of the compensation of the Funds’ interested Trustees and officers (in their capacities as employees of the Investment Manager or such affiliates).

Performance Information

Fund-specific performance results reviewed by the Trustees are discussed below. The comparative performance information was prepared and provided by Broadridge and was not independently verified by the Trustees. Due to the passage of time, these performance results may differ from the performance results for more recent periods. The Trustees reviewed, among other information, comparative information showing performance of each Fund against its respective Broadridge Performance Universe (based on net asset value and market value) for the one-year, three-year, five-year and ten-year periods (to the extent each such Fund had been in existence), each ended March 31, 2018.

In addition, the Trustees considered matters bearing on the Funds and their advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting (either by the full Board or by the Performance Committee of the Board).

68	Semi-Annual Report	| August 31, 2018

Matters Relating to the Trustees’ Consideration of the Investment Management Agreements (unaudited) (continued)

AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

As part of their review, the Trustees examined the ability of the Investment Manager to provide high-quality investment management and other services to the Funds. Among other information, the Trustees considered the investment philosophy and research and decision-making processes of the Investment Manager, as well as the Investment Manager’s broker selection process and trading operations; the experience of key advisory personnel of the Investment Manager and its affiliates, as applicable, responsible for portfolio management of the Funds; the ability of the Investment Manager to attract and retain capable personnel; the background and capabilities of the senior management and staff of the Investment Manager; employee compensation; and the operational infrastructure, including technology and systems, of the Investment Manager. In addition, the Trustees reviewed the extent and quality of the Investment Manager’s services with respect to regulatory compliance and ability to comply with the investment policies of the Funds; the compliance programs and risk controls of the Investment Manager; the specific contractual obligations of the Investment Manager pursuant to the Agreements; the nature, extent and quality of certain administrative services the Investment Manager is responsible for providing to the Funds; the Investment Manager’s risk management function; and conditions that might affect the ability of the Investment Manager to provide high quality services to the Funds in the future under the Agreements, including, but not limited to, the organization’s financial condition and operational stability. Based on the foregoing, the Trustees concluded that the Investment Manager’s investment processes, research capabilities and philosophy were well-suited to the applicable Fund, given its respective investment objective and policies, that the Investment Manager would be able to continue to meet any reasonably foreseeable obligations under the Agreements, and that the Investment Manager would otherwise be able to provide services to the Funds of sufficient extent and quality.

Fee and Expense Information

In assessing the reasonableness of each Fund’s fees under the Agreements, the Trustees considered, among other information, each Fund’s management fee and its total expense ratio as a percentage of average net assets attributable to common shares and as a percentage of average managed assets (including assets attributable to common shares and leverage outstanding combined) and the management fee and total expense ratios of such Fund’s Broadridge Expense Group. Specifically, the Trustees reviewed each Fund’s ranking within its Broadridge Expense Group for total expense ratio (including any interest and borrowing expenses) based on common share assets and total expense ratio (including any interest and borrowing expenses) based on common share and leveraged assets combined, as applicable. Each Fund’s ranking within its Broadridge Expense Group for both actual management fees based on common share assets and actual management fees based on common and leveraged assets combined were also considered, as applicable. The Fund-specific fee and expense results discussed below were prepared and provided by Broadridge and were not independently verified by the Trustees.

The Trustees specifically took note of how each Fund compared to its Broadridge peers as to performance, management fee and total expense ratio. The Trustees noted that while the Funds are not charged a separate administration fee (recognizing that their management fee includes a component for administrative services), it was not clear in all cases whether the peer funds in the Broadridge categories were separately charged such a fee by their investment managers, so that the total expense ratio (rather than any individual expense component) represented the most relevant comparison. It was noted that the total expense ratio comparisons reflect the effect of any expense waivers/reimbursements (although none exist for the Funds).

August 31, 2018	| Semi-Annual Report	69

Matters Relating to the Trustees’ Consideration of the Investment Management Agreements (unaudited) (continued)

AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

NCV

The Trustees noted that the Broadridge Expense Group for the Fund consisted of a total of eight closed-end funds, including the Fund (but excluding Convertible & Income II). The Trustees also noted that average net assets of the common shares of the eight funds in the Broadridge Expense Group ranged from $281.1 million to $774.4 million, and that two funds in the Expense Group were larger in asset size than the Fund. The Trustees also noted that the Fund was ranked second out of eight funds in the Expense Group for total expense ratio (including any interest and borrowing expenses) based on common share assets, second based on total expense ratio (including any interest and borrowing expenses) based on common share and leveraged assets combined, sixth in the Expense Group for actual management fees based on common share assets and third in the Expense Group for actual management fees based on common and leveraged assets combined (with the fund ranked first having the lowest fees/expenses and the fund ranked eighth having the highest fees/expenses in the Expense Group).

With respect to total return performance relative to its Broadridge Performance Universe (based on net asset value), the Trustees noted that the Fund had second quintile performance for the ten-year period, third quintile performance for the five-year period, and fourth quintile performance for the one- and three-year period, each ended March 31, 2018.

NCZ

The Trustees noted that the Broadridge Expense Group for the Fund consisted of a total of eight closed-end funds, including the Fund (but excluding Convertible & Income). The Trustees also noted that average net assets of the common shares of the eight funds in the Broadridge Expense Group ranged from

$281.1 million to $774.4 million, and that four funds in the group were larger in asset size than the Fund. The Trustees noted that the Fund was ranked second out of the eight funds in the Expense Group for total expense ratio (including any interest and borrowing expenses) based on common share assets, second based on total expense ratio (including any interest and borrowing expenses) based on common share and leveraged assets combined, eighth in the Expense Group for actual management fees based on common share assets and third in the Expense Group for actual management fees based on common and leveraged assets combined (with the fund ranked first having the lowest fees/expenses and the fund ranked eighth having the highest fees/expenses in the Expense Group).

With respect to total return performance relative to its Broadridge Performance Universe (based on net asset value), the Trustees noted that the Fund had second quintile performance for the ten-year period, third quintile performance for the five-year period, and fourth quintile performance for the one- and three-year periods, each ended March 31, 2018.

CBH

The Trustees noted that the Broadridge Expense Group for the Fund consisted of a total of twelve closed-end funds, including the Fund. The Trustees also noted that average net assets of the common shares of the twelve funds in the Broadridge Expense Group ranged from $171.9 million to $888.8 million, and that nine funds in the group were larger in asset size than the Fund. The Trustees noted that the Fund was ranked seventh out of the twelve funds in the Expense Group for total expense ratio (including any interest and borrowing expenses) based on common share assets, ninth based on total expense ratio (including any interest and borrowing expenses) based on common share and leveraged assets combined,

70	Semi-Annual Report	| August 31, 2018

Matters Relating to the Trustees’ Consideration of the Investment Management Agreements (unaudited) (continued)

AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

third in the Expense Group for actual management fees based on common share assets and fifth in the Expense Group for actual management fees based on common and leveraged assets combined (with the fund ranked first having the lowest fees/expenses and the fund ranked twelfth having the highest fees/expenses in the Expense Group).

With respect to total return performance relative to its Broadridge Performance Universe (based on net asset value), the Trustees noted that the Fund had fourth quintile performance for the period from inception on June 28, 2017 through March 31, 2018.

In addition to their review of Fund performance based on net asset value, the Trustees also considered the market value performance of each Fund’s common shares and related share price premium and/or discount information based on the materials provided by Broadridge and the Investment Manager.

The Trustees were advised that the Investment Manager does not manage any funds or accounts, including institutional or separate accounts, with investment strategies and return profiles substantially similar to those of the Funds. However, the Trustees considered the management fees charged by the Investment Manager to other funds and accounts with strategies that have similarities (but none of which are substantially similar) to those of the Funds, including open-end funds and, in some cases, separate accounts, advised by the Investment Manager. The Trustees noted that the management fees paid by the Funds are generally higher than the fees paid by such separate account clients. However, the Trustees were advised that the Investment Manager generally provides broader and more extensive services to the Funds in comparison to separate accounts, and incurs additional expenses in connection with the more extensive regulatory regime to which the Funds are subject in comparison to separate accounts generally. The Trustees noted that the management fees paid by the Funds are generally higher than the fees paid by the open-end funds offered for comparison, but were advised by the Investment Manager that there are additional portfolio management challenges in managing closed-end funds such as the Funds, including, but not limited to, those associated with less liquid holdings, the use of leverage, issues relating to trading on a national exchange and attempting to meet a regular dividend, that do not apply to the management of open-end funds.

The Trustees also took into account that NCV and NCZ have preferred shares outstanding and CBH has short-term loans outstanding to provide leverage, which increase the amount of management fees payable by the Funds under the Agreements (because each Fund’s fees are calculated based on average daily managed assets, including assets attributable to preferred shares or other forms of leverage outstanding). The Trustees took into account that the Investment Manager has a financial incentive for the Funds to continue to have preferred shares, borrowings, and/or other forms of leverage outstanding, which may create a conflict of interest between the Funds and the Investment Manager, on one hand, and each Fund’s common shareholders, on the other. In this regard, the Trustees considered information provided by the Investment Manager and related presentations as to why each Fund’s use of leverage continues to be appropriate and in the best interests of those Funds under current market conditions. The Trustees also considered certain leverage refinancing transactions that were then being contemplated for the three Funds. The Trustees also considered the Investment Manager’s representation that it will use leverage for the Funds solely as it determines to be in the best interests of the Funds from an investment perspective and without regard to the level of compensation the Investment Manager receives.

August 31, 2018	| Semi-Annual Report	71

Matters Relating to the Trustees’ Consideration of the Investment Management Agreements (unaudited) (continued)

AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

Based on a profitability analysis provided by the Investment Manager, the Trustees also considered the estimated profitability to the Investment Manager from its relationship with each Fund and determined that such profitability did not appear to be excessive.

The Trustees also considered the extent to which the Investment Manager may realize economies of scale or other efficiencies in managing and supporting the Funds. The Trustees took into account that, as a general matter, as closed-end investment companies, the assets of the Funds will grow (if at all) principally through the investment performance of each Fund or through the use of additional leverage. The Trustees considered that the Funds do not currently intend to raise additional assets, and the Trustees therefore did not consider potential economies of scale as a principal factor in assessing the fee rates payable under the Agreements. The Trustees considered that, as the assets of the Funds grow over time, certain economies of scale and other efficiencies may be realized through spreading certain fixed costs across a larger asset base.

Additionally, the Trustees considered so-called “fall-out benefits” potentially available to the Investment Manager as a result of its advisory arrangements with the Funds, including research, statistical and quotation services from broker-dealers executing the Funds’ portfolio transactions on an agency basis, and enhanced visibility for marketing and distribution of other products managed by the Investment Manager. The Trustees also took into account the entrepreneurial, legal, regulatory and business risks the Investment Manager has undertaken as investment manager and sponsor of the Funds.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that they were satisfied with the Investment Manager’s responses and ongoing efforts relating to the investment performance of the Funds. The Trustees also concluded that the fees payable under each Agreement represent reasonable compensation in light of the nature, extent and quality of services provided by the Investment Manager, and should be continued. Based on their evaluation of factors that they deemed to be material, including, but not limited to, those factors described above, the Trustees, including the Independent Trustees, unanimously concluded that the continuation of the Agreement with respect to each Fund was in the interests of the Fund and its shareholders, and should be approved.

72	Semi-Annual Report	| August 31, 2018

Privacy Policy (unaudited)

AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

Please read this Policy carefully. It gives you important information about how Allianz Global Investors U.S. and its U.S. affiliates (“AllianzGI US,” “we” or “us”) handle non-public personal information (“Personal Information”) that we may receive about you. It applies to all of the past, present and future clients and shareholders of AllianzGI US and the funds and accounts it manages, advises, administers or distributes, and will continue to apply when you are no longer a client or shareholder. As used throughout this Policy, “AllianzGI US” means Allianz Global Investors U.S. LLC, Allianz Global Investors Distributors LLC and the family of registered and unregistered funds managed by one or more of these firms. AllianzGI US is part of a global investment management group, and the privacy policies of other Allianz Global Investors entities outside of the United States may have provisions in their policies that differ from this Privacy Policy. Please refer to the website of the specific non-US Allianz Global Investors entity for its policy on privacy.

We Care about Your Privacy

We consider your privacy to be a fundamental aspect of our relationship with you, and we strive to maintain the confidentiality, integrity and security of your Personal Information. To ensure your privacy, we have developed policies that are designed to protect your Personal Information while allowing your needs to be served.

Information We May Collect

In the course of providing you with products and services, we may obtain Personal Information about you, which may come from sources such as account application and other forms, from other written, electronic, or verbal communications, from account transactions, from a brokerage or financial advisory firm, financial advisor or consultant, and/or from information you provide on our website.

You are not required to supply any of the Personal Information that we may request.

However, failure to do so may result in us being unable to open and maintain your account, or to provide services to you.

How Your Information Is Shared

We do not disclose your Personal Information to anyone for marketing purposes. We disclose your Personal Information only to those service providers, affiliated and non-affiliated, who need the information for everyday business purposes, such as to respond to your inquiries, to perform services, and/or to service and maintain your account. This applies to all of the categories of Personal Information we collect about you. The affiliated and non-affiliated service providers who receive your Personal Information also may use it to process your transactions, provide you with materials (including preparing and mailing prospectuses and shareholder reports and gathering shareholder proxies), and provide you with account statements and other materials relating to your account. These service providers provide services at our direction, and under their agreements with us, are required to keep your Personal Information confidential and to use it only for providing the contractually required services. Our service providers may not use your Personal Information to market products and services to you except in conformance with applicable laws and regulations. We also may provide your Personal Information to your respective brokerage or financial advisory firm, custodian, and/or to your financial advisor or consultant.

In addition, we reserve the right to disclose or report Personal Information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities or pursuant to other legal process, or to protect our rights or property, including to enforce our Privacy Policy or other agreements with you. Personal Information collected by us may also

August 31, 2018	| Semi-Annual Report	73

Privacy Policy (unaudited) (continued)

AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

be transferred as part of a corporate sale, restructuring, bankruptcy, or other transfer of assets.

Security of Your Information

We maintain your Personal Information for as long as necessary for legitimate business purposes or otherwise as required by law. In maintaining this information, we have implemented appropriate procedures that are designed to restrict access to your Personal Information only to those who need to know that information in order to provide products and/or services to you. In addition, we have implemented physical, electronic and procedural safeguards to help protect your Personal Information.

Privacy and the Internet

The Personal Information that you provide through our website, as applicable, is handled in the same way as the Personal Information that you provide by any other means, as described above. This section of the Policy gives you additional information about the way in which Personal Information that is obtained online is handled.

∎	Online Enrollment, Account Access and Transactions: When you visit our website, you can visit pages that are open to the general public, or, where available, log into protected pages to enroll online, access information about your account, or conduct certain transactions. Access to these secure pages is permitted only after you have created a User ID and Password. The User ID and Password must be supplied each time you want to access your account information online. This information serves to verify your identity. When you enter Personal Information to enroll or access your account online, you will log into secure pages. By using our website, you consent to this Privacy Policy and to the use of your Personal Information in accordance with the practices described in this Policy. If you provide Personal

Information to effect transactions, a record of the transactions you have performed while on the site is retained by us. For additional terms and conditions governing your use of our website, please refer to the Investor Mutual Fund Access – Disclaimer which is incorporated herein by reference and is available on our website.

∎

Cookies and Similar Technologies: Cookies are small text files stored in your computer’s hard drive when you visit certain web pages. Clear GIFs (also known as Web Beacons) are typically transparent very small graphic images (usually 1 pixel x 1 pixel) that are placed on a website that may be included on our services provided via our website and typically work in conjunction with cookies to identify our users and user behavior. We may use cookies and automatically collected information to: (i) personalize our website and the services provided via our website, such as remembering your information so that you will not have to re-enter it during your use of, or the next time you use, our website and the services provided via our website; (ii) provide customized advertisements, content, and information; (iii) monitor and analyze the effectiveness of our website and the services provided via our website and third-party marketing activities; (iv) monitor aggregate site usage metrics such as total number of visitors and pages viewed; and (v) track your entries, submissions, and status in any promotions or other activities offered through our website and the services provided via our website. Tracking technology also helps us manage and improve the usability of our website, (i) detecting whether there has been any contact between your computer and us in the past and (ii) to identify the most popular sections of our website. Because an industry-standard Do-Not-Track protocol is not yet established, our website will continue to operate as described in this Privacy Policy and

74	Semi-Annual Report	| August 31, 2018

Privacy Policy (unaudited) (continued)

AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

will not be affected by any Do-Not-Track signals from any browser.

∎	Use of Social Media Plugins Our website uses the following Social Media Plugins (“Plugins”):

∎	Facebook Share Button operated by Facebook Inc., 1601 S. California Ave, Palo Alto, CA 94304, USA
∎	Tweet Button operated by Twitter Inc., 795 Folsom St., Suite 600, San Francisco, CA 94107, USA
∎	LinkedIn Share Button operated by LinkedIn Corporation, 2029 Stierlin Court, Mountain View, CA 94043, USA

All Plugins are marked with the brand of the respective operators Facebook, Twitter and LinkedIn (“Operators”). When you visit our website that contains a social plugin, your browser establishes a direct connection to the servers of the Operator. The Operator directly transfers the plugin content to your browser which embeds the latter into our website, enabling the Operator to receive information about you having accessed the respective page of our website. Thus, AllianzGI US has no influence on the data gathered by the plugin and we inform you according to our state of knowledge: The embedded plugins provide the Operator with the information that you have accessed the corresponding page of our website. If you do not wish to have such data transferred to the Operators, you need to log out of your respective account before visiting our website. Please see the Operators’ data privacy statements in order to get further information about purpose and scope of the data collection and the processing and use:

∎	Facebook: https://de-de.facebook.com/about/privacy/
∎	Twitter: https://twitter.com/privacy
∎	Linked In: https://www.linkedin.com/legal/privacy-policy

Changes to Our Privacy Policy

We may modify this Privacy Policy from time-to-time to reflect changes in related practices and procedures, or applicable laws and regulations. If we make changes, we will notify you on our website and the revised Policy will become effective immediately upon posting to our website. We also will provide account owners with a copy of our Privacy Policy annually if required. We encourage you to visit our website periodically to remain up to date on our Privacy Policy. You acknowledge that by using our website after we have posted changes to this Privacy Policy, you are agreeing to the terms of the Privacy Policy as modified.

Obtaining Additional Information

If you have any questions about this Privacy Policy or our privacy related practices in the United States, you may contact us via our dedicated email at PrivacyUS@allianzgi.com.

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Trustees

Davey S. Scoon

Chairman of the Board of Trustees

Deborah A. DeCotis

F. Ford Drummond

A. Douglas Eu

Bradford K. Gallagher

Erick R. Holt

James A. Jacobson

Hans W. Kertess

James S. MacLeod

William B. Ogden, IV

Alan Rappaport

Officers

Thomas J. Fuccillo

President and Chief Executive Officer

Scott Whisten

Treasurer, Principal Financial & Accounting Officer

Angela Borreggine

Chief Legal Officer & Secretary

Thomas L. Harter

Chief Compliance Officer

Richard J. Cochran

Assistant Treasurer

Orhan Dzemaili

Assistant Treasurer

Debra Rubano

Assistant Secretary

Craig A. Ruckman

Assistant Secretary

Investment Manager

Allianz Global Investors U.S. LLC

1633 Broadway

New York, NY 10019

Custodian & Accounting Agent

State Street Bank & Trust Co.

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent, Dividend Paying Agent

and Registrar

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of AllianzGI Convertible & Income 2024 Target Term, AllianzGI Convertible & Income and AllianzGI Convertible & Income II Funds for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Funds or any securities mentioned in this report.

The financial information included herein is taken from the records of the Funds without examination by an independent registered public accounting firm, who did not express an opinion herein.

Notice is hereby given in accordance with Section 23(c) of the investment Company Act of 1940, as amended, that from time to time the Funds may purchase shares of their stock in the open market.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of their fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Funds’ website at us.allianzgi.com/products-solutions/closed-end-funds.

Information on the Funds is available at us.allianzgi.com/en-us/products-solutions/closed-end-funds or by calling the Funds’ shareholder servicing agent at (800) 254-5197.

Receive this report electronically and eliminate paper mailings.

To enroll, visit us.allianzgi.com/edelivery.

Allianz Global Investors Distributors LLC	AZ603SA_083118

591265

Item 2. Code of Ethics.

Not required in this filing.

Item 3. Audit Committee Financial Expert.

Not required in this filing.

Item 4. Principal Accountant Fees and Services.

Not required in this filing

Item 5. Audit Committee of Listed Registrants

Not required in this filing

Item 6. Investments.

(a) The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Purchasers.

Not required in this filing

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not required in this filing

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 11. Controls and Procedures.

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The registrant does not maintain a securities lending program and does not receive income, fees or other compensation that would be reportable under this Item. However, the registrant maintains a liquidity facility with State Street Bank and Trust Company (“State Street”) that permits draw-downs to be funded through securities lending and reverse repurchase transactions administered by State Street. The registrant believes that this arrangement permits State Street to provide financing on more favorable economic terms than would otherwise apply.

Item 13. Exhibits.

(a) (1) Not required in this filing.

(a) (2) Exhibit 99_ Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a) (3) Not applicable.

(a) (4) Not applicable.

(b) Exhibit 99.906 Cert. — Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AllianzGI Convertible & Income 2024 Target Term Fund

By:	/s/ Thomas J. Fuccillo
Thomas J. Fuccillo President & Chief Executive Officer

Date: October 30, 2018

By:	/s/ Scott Whisten
Scott Whisten Treasurer, Principal Financial & Accounting Officer

Date: October 30, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas J. Fuccillo
Thomas J. Fuccillo President & Chief Executive Officer

Date: October 30, 2018

By:	/s/ Scott Whisten
Scott Whisten Treasurer, Principal Financial & Accounting Officer

Date: October 30, 2018